                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               EQUITY INNS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

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
                                                     PRELIMINARY PROXY MATERIALS
                                                     ---------------------------



                                EQUITY INNS, INC.

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 7, 1999

                            ------------------------

         WE CORDIALLY INVITE YOU TO ATTEND the annual meeting of shareholders (the "Annual Meeting") of Equity Inns, Inc. (the "Company") to be held at the Homewood Suites hotel, 7855 Wolf River Parkway, Germantown, Tennessee, on Friday, May 7, 1999 at 10:00 a.m. Central Time, for the following purposes:

         1. To elect two Class I directors, two Class II directors and one Class III director to serve on the Board of Directors until the Company's annual meeting of shareholders in 2000, 2001 and 2002, respectively, or until their successors have been duly elected and qualified;

         2. To consider and act upon a proposal to approve an amendment to the Equity Inns, Inc. 1994 Stock Incentive Plan, to, among other things, increase the number of shares that may be issued, remove certain limitations on vesting and exercisability of awards, and reflect securities laws changes;

         3. To consider and act upon a proposal to approve an amendment to the Equity Inns, Inc. Non-Employee Directors' Stock Option Plan, to, among other things, add new option and stock awards, reflect securities laws changes, and provide accelerated vesting and exercisability of awards in certain circumstances; and

         4. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

         Only shareholders of the Company of record as of the close of business on March 16, 1999 (the "Shareholders") will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. All Shareholders are cordially invited to attend the Annual Meeting.

         We enclose as a part of this Notice of Annual Meeting a Proxy Statement, which contains further information regarding the Annual Meeting and each of the proposals noted above.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        DONALD H. DEMPSEY, SECRETARY

Memphis, Tennessee
April 2, 1999





               ---------------------------------------------------
                                    IMPORTANT
                                    ---------

                  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE
                  ANNUAL MEETING ARE REQUESTED TO COMPLETE,
                  DATE, SIGN AND RETURN THE ACCOMPANYING
                  PROXY, AS SOON AS POSSIBLE, IN THE ENCLOSED
                  POSTAGE-PAID RETURN ENVELOPE. SHAREHOLDERS
                  WHO ATTEND THE ANNUAL MEETING MAY VOTE IN
                  PERSON EVEN IF THEY HAVE ALREADY SENT IN A
                  PROXY.
              ---------------------------------------------------

                                EQUITY INNS, INC.

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 7, 1999

                               GENERAL INFORMATION

         This Proxy Statement and the accompanying proxy card and Notice of Annual Meeting are furnished to the shareholders of Equity Inns, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the annual meeting of the Company's shareholders (the "Annual Meeting") to be held at the Homewood Suites hotel, 7855 Wolf River Parkway, Germantown, Tennessee, on Friday, May 7, 1999 at 10:00 a.m. Central Time and at any adjournments thereof. The mailing address of the principal executive offices of the Company is 7700 Wolf River Boulevard, Germantown, Tennessee 38138. This Proxy Statement and the accompanying proxy card and Notice of Annual Meeting are being mailed to the shareholders of the Company on or about April 2, 1999.

PURPOSES OF THE ANNUAL MEETING

         The purposes of the Annual Meeting are as follows: (1) to elect five directors to serve on the Board of Directors; (2) to consider and act upon a proposal to approve an amendment to the Equity Inns, Inc. 1994 Stock Incentive Plan (the "1994 Plan"); (3) to consider and act upon a proposal to approve an amendment to the Equity Inns, Inc. Non-Employee Directors' Stock Option Plan (the "Directors' Plan"); and (4) to transact such other business as may properly come before the Annual Meeting and any adjournments thereof. The Board of Directors knows of no matters other than those stated above to be brought before the Annual Meeting.

THE PROXY

         Proxies are being solicited by and on behalf of the Board of Directors, and the solicitation of proxies is being made primarily by the use of the mails. The cost of preparing and mailing this Proxy Statement and the accompanying material, and the cost of any supplementary solicitations which may be made by mail, telephone, telegraph or personally by officers and employees of the Company, will be borne by the Company. The Company has retained Corporate Communications, Inc. to aid in the solicitation of proxies and to verify certain records related to the solicitation of proxies at a fee of approximately $24,000.00, plus reimbursement of normal expenses.

         Only shareholders of record at the close of business on March 16, 1999 (the "Shareholders"), the record date established by the Board of Directors for the Annual Meeting (the "Record Date"), will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. At the close of business on March 16, 1999, the Company had outstanding 36,663,715 shares of Common Stock and 2,750,000 shares of its 9 1/2% Series A Cumulative Preferred Stock (the "Series A Preferred Stock").

         Each Shareholder giving a proxy has the power to revoke it either by delivering written notice of such revocation to the Secretary of the Company before the Annual Meeting or by attending the Annual Meeting and voting in person. The proxy will be voted as specified by the Shareholder in the spaces provided on the accompanying Form of Proxy or, if no specification is made, it will be voted in favor of the nominees for Class I, Class II and Class III directors and in favor of each of Proposal Two and Proposal Three (as defined below). In voting by proxy with respect to the election of the five nominees for Class I, Class II and Class III directors ("Proposal One"), Shareholders may either vote in favor of one or more of the nominees or withhold their votes as to one or more of the nominees. Shareholders may not abstain with respect to the election of directors. With regards to both the proposal to amend the 1994 Plan ("Proposal Two"), and the proposal to amend the Directors' Plan ("Proposal Three"), as described in more detail herein, Shareholders may vote in favor of the proposal, against the proposal or abstain from voting with respect to the proposal.

         Management of the Company requests that each Shareholder promptly vote, sign and return a proxy card, as transmitted herein, as soon as possible. Beneficial owners of the Company's shares of Common Stock held in the name of a broker or other intermediary may vote and revoke a previous vote only through, and in accordance with, procedures established by the record holder(s) or their agent(s).

         No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy, in any jurisdiction, from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has been no change in the information set forth herein since the date of the Proxy Statement.

                                 REQUIRED VOTES

         On all matters to come before the Annual Meeting, each holder of Common Stock will be entitled to vote at the Annual Meeting and will be entitled to one vote per share of Common Stock. Holders of Series A Preferred Stock are not entitled to vote on Proposals One, Two and Three. Cumulative voting of shares is not permitted.

         Under Tennessee law and the Company's charter (the "Charter") and bylaws (the "Bylaws"), if a majority of the votes entitled to be cast are present at the Annual Meeting, in person or by proxy, so as to constitute a quorum, (1) with respect to Proposal One concerning the election of the Class I, Class II and Class III directors, a plurality of all the votes cast voting in favor of the nominee will elect each nominee for director, and (2) with respect to each of Proposals Two and Three, if the votes cast in favor of the proposal exceed the votes cast in opposition to the proposal, the proposal will be approved.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF PROPOSAL TWO AND PROPOSAL THREE.

         No specific provisions of the Tennessee Business Corporation Act, the Charter or Bylaws address the issue of abstentions or broker non-votes. Abstentions will not be counted "for" or "against" proposals, but will be counted for the purpose of determining the existence of a quorum. Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the beneficial owners. However, brokers or nominees holding shares for a beneficial owner may not have discretionary voting power and may not have received voting instructions from the beneficial owner of the shares. In such cases, without the receipt of specific voting instructions from the beneficial owner, the broker may not vote on these proposals. This results in what is known as a "broker non-vote." "Broker non-votes" will not be counted as votes cast but will be counted for the purpose of determining the existence of a quorum.

         Because the election of directors is a routine matter for which specific instructions from beneficial owners will not be required, no "broker non-votes" will arise in the context of Proposal One. Votes "withheld" from a director-nominee have the practical effect of a negative vote, since a plurality of the shares cast at the Annual Meeting is required for the election of a director. In the context of Proposal Two and Three, for purposes of determining the outcome of any proposal as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, broker non-vote shares will be treated as not present and not entitled to vote with respect to that proposal (even though those shares are considered for purposes of determining the existence of a quorum and may be entitled to vote on Proposal
One).

                         REPORTS OF BENEFICIAL OWNERSHIP

         Under federal securities laws, the Company's directors, executive officers and any persons beneficially owning more than ten percent of a registered class of the Company's equity securities are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "SEC") and to the New York Stock Exchange (the "NYSE"), the exchange on which the Common Stock is traded. These persons are also required by SEC rules and regulations to furnish the Company with copies of these reports. Specific due dates for these reports have been established, and the Company is required to report in the Proxy Statement any failure to timely file such reports by those due dates by its directors and executive officers during its 1998 fiscal year.

         Based solely upon its review of the reports and amendments thereto furnished to the Company or written representations from the Company's directors and executive officers that such reports were not required from those persons, the Company believes that all of these filing requirements were satisfied by the Company's directors and executive officers during the 1998 fiscal year, except for Phillip H. McNeill, Sr., the Company's Chairman of the Board and Chief Executive Officer, Raymond E. Schultz, one of the Company's directors, and Connie O. Parker, the Company's Assistant Secretary, each of whom inadvertently failed to timely file one such report of beneficial ownership during the 1998 fiscal year (in Mr. McNeill's case, a late filing on Form 4 for the acquisition of 1,500 shares; in Mr. Schultz's case, a late filing of his initial Form 3 report after his appointment as a Director in December 1998; and in Ms. Parker's case, a late filing on Form 4 for a sale of 1,500 shares).

                          OWNERSHIP OF THE COMMON STOCK

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the beneficial ownership of the Common Stock, as of January 31, 1999, by (i) each director of the Company, (ii) each executive officer of the Company and (iii) all directors and executive officers of the Company as a group. As of December 31, 1998, no persons beneficially owned more than five percent (5%) of the Common Stock. Unless otherwise indicated in the accompanying footnotes, all such shares of Common Stock are owned directly, and the indicated person has sole voting and investment power.


                                            AMOUNT AND NATURE
NAME OF                                       OF BENEFICIAL            PERCENT
BENEFICIAL OWNER                                OWNERSHIP              OF CLASS
----------------                                ---------              --------
Phillip H. McNeill, Sr.                    1,831,841(1)(2)(3)           4.9%(1)

James A. Thomas, III                         187,892(2)(4)(5)              *

William W. Deupree, Jr.                          40,980(2)(4)              *

Joseph W. McLeary                                24,492(2)(4)              *

Raymond E. Schultz                               15,389(2)(6)              *

Howard A. Silver                                165,107(2)(7)              *

Donald H. Dempsey                                92,600(2)(8)              *

Phillip H. McNeill, Jr.                          56,375(2)(9)              *

J. Ronald Cooper                                31,152(2)(10)              *

Bradley Barber                                   8,013(2)(11)              *

Richard Mitchell                                18,681(2)(12)              *

Connie O. Parker                                    3,000(13)              *
                                                                        6.6%(1)
All directors and                    2,475,522(1)(3)(4)(5)(6)
executive officers as a             (7)(8)(9)(10)(11)(12)(13)
group (twelve persons)


-----------------------
*  Represents less than 1% of the outstanding shares of Common Stock.  (Notes on following page.)

(1) Includes 835,255 units of limited partnership interest ("Units") in Equity Inns Partnership, L.P. (the "Partnership") held by Mr. McNeill or his affiliates. Such Units are redeemable at the option of the holder at any time pursuant to redemption rights ("Redemption Rights"). The Units are redeemable for cash, or, at the Company's sole option, shares of Common Stock on a one-for-one basis. The total number of shares outstanding used in calculating the percentage of class assumes that none of the Units held by other persons are redeemed for shares of Common Stock.

(2) Includes shares of restricted stock issued to such officer or director. Each recipient of shares of restricted stock is entitled to vote and receive dividends with respect to unvested shares of restricted stock prior to their vesting. Any shares of restricted stock which have not vested at the time the recipient ceases to be an officer or director will be forfeited.

(3) Includes (a) 14,705 shares owned by Mr. McNeill's wife; (b) 7,029 shares owned by Mr. McNeill's children; (c) 15,218 shares owned by McNeill Investment Company, Inc.; (d) 10,000 shares of restricted stock issued in December 1996 to Mr. McNeill under the Company's 1994 Stock Incentive Plan (the "1994 Plan") and which are subject to certain vesting requirements over a five-year period from the date of grant; and (e) 554,906 shares issuable to Mr. McNeill, 275,678 shares issuable to Mr. McNeill through his ownership interests in McNeill Hospitality Co., Inc., and 3,114 shares issuable to PHM Family, L.L.C. upon the exercise of Redemption Rights. Mr. McNeill owns 100% of the capital stock of McNeill Investment Company, Inc. and McNeill Hospitality Co., Inc. Also includes (a) 312,000 shares issuable upon the exercise of vested options granted under the 1994 Plan, (b) 42,000 shares of restricted stock issued in July 1998, with 14,000 shares of such restricted stock subject to certain vesting requirements on each of the first through third anniversaries of the date of grant and (c) 38,400 shares of restricted stock granted under the 1994 Plan, which shares are subject to certain vesting requirements over a three-year period from the date of grant. Excludes (a) 78,000 shares of Common Stock subject to options granted to Mr. McNeill under the 1994 Plan, which options vest in July 1999 and (b) 1,557 Units redeemable for shares directly issuable to PHM Family, L.L.C. upon the exercise of Redemption Rights but directly owned by Phillip H. McNeill, Jr. through his ownership interest in such entity. See Footnote 8 below. Mr. McNeill is the Company's Chairman of the Board and Chief Executive Officer.

(4) Includes (a) 5,000 shares of restricted stock issued to such Independent Director in March 1994, 4,000 shares of which have vested and 1,000 shares of which will vest in May 1999 and (b) 4,000 shares issuable upon the exercise of vested options granted to each director under the Directors' Plan. Excludes (a) 1,000 shares of Common Stock subject to options granted to such Independent Director under the Directors' Plan, which options vest in April 1999 and (b) 5,000 shares of Common Stock subject to options granted to such Independent Director under the Directors' Plan and which options are subject to the Shareholders' approval at the Annual Meeting, with such options vesting at the rate of 1,000 shares in each August 1998 through August 2003.

(5) Includes (a) 1,200 shares owned by Mr. Thomas' wife, as to which shares Mr. Thomas disclaims beneficial ownership; (b) 17,855 shares owned by Mr. Thomas' daughters, as to which shares Mr. Thomas disclaims beneficial ownership; (c) 40,650 shares in investment accounts, over which Mr. Thomas has or shares voting power and dispositive power with respect to 36,320 of such shares; and (d) 4,950 shares jointly owned by Mr. Thomas and his mother.

(6) Includes an aggregate of 5,000 shares of restricted stock issued to Mr. Schultz in December 1998 which begin vesting with Mr. Schultz at the rate of 1,000 shares per year beginning in December 1999. No stock options have been granted to date to Mr. Schultz.

(7) Includes (a) 32,000, 40,000 and 7,500 shares of restricted stock issued to Mr. Silver in January 1999, July 1998 and December 1996, respectively, under the 1994 Plan, all of which vest over a five-year period from their respective dates of grant, (b) 1,640 shares owned by Mr. Silver's wife and (c) 36,000 shares issuable upon the exercise of vested options granted under the 1994 Plan. Excludes 9,000 shares of Common Stock subject to options granted to Mr. Silver under the 1994 Plan, which options vest in July 1999. Mr. Silver is the Company's President and Chief Operating Officer.

(8) Includes (a) 27,000 shares of restricted stock issued to Mr. Dempsey in January 1999 under the 1994 Plan, which shares vest over a five-year period from the date of grant, (b) 20,000 shares of restricted stock issued in July 1998 to Mr. Dempsey under the 1994 Plan, 4,000 of which were immediately vested and 16,000 of which vest over a four-year period from the date of grant, and (c) 20,000 shares issuable upon the exercise of vested options granted under the 1994 Plan. Excludes 80,000 shares of Common Stock subject to options granted to Mr. Dempsey under the 1994 Plan, which options vest in increments of 20,000 shares in each July 1999 through July 2002. Mr. Dempsey is the Company's Executive Vice President, Secretary, Treasurer and Chief Financial Officer.

(9) Includes (a) 6,701 Units redeemable for shares directly issuable upon the exercise of Redemption Rights to Mr. McNeill, Jr., personally, (b) 1,557 Units redeemable for shares issuable upon the exercise of Redemption Rights to Mr. McNeill, Jr. through his ownership interests in PHM Family, L.L.C. and (c) 12,800 and 15,000 shares of restricted stock issued in January 1999 and July 1998, respectively, to Mr. McNeill, Jr., all of which vest over a five-year period from their respective dates of grant. Mr. McNeill, Jr. is the Company's Executive Vice President--Development and is the son of Phillip H. McNeill, Sr.

(10) Includes (a) 1,500 shares owned by Mr. Cooper's wife, and (b) 6,400 and 10,000 shares of restricted stock issued in January 1999 and July 1998, respectively, to Mr. Cooper, all of which vest over a five-year period from their respective dates of grant. Excludes 3,070 shares owned by Mr. Cooper's adult children, as to which shares Mr. Cooper disclaims beneficial ownership. Mr. Cooper is the Company's Vice President, Controller, Assistant Secretary and Assistant Treasurer.

(11) Includes 3,200 and 4,000 shares of restricted stock issued in January 1999 and July 1998, respectively, to Mr. Barber, all of which vest over a five-year period from their respective dates of grant. Mr. Barber is the Company's Vice President.

(12) Includes 6,400 and 10,000 shares of restricted stock issued in January 1999 and July 1998, respectively, to Mr. Mitchell, all of which vest over a five-year period from their respective dates of grant. Mr. Mitchell is the Company's Vice President--Asset Management.

(13) Represents 3,000 shares issuable upon the exercise of vested options granted under the 1994 Plan. Excludes 3,000 shares of Common Stock subject to options granted to Ms. Parker under the 1994 Plan, which options vest in July 1999. Ms. Parker is the Company's Assistant Secretary.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         Director Meetings. The business of the Company is under the general management of the Board of Directors as required by the Bylaws and the laws of Tennessee, the Company's state of incorporation. The Charter requires that a majority of the Company's directors must not be officers or employees of the Company or affiliates of any advisor to the Company under an advisory agreement, any lessee of the Company's property, any subsidiary of the Company or any partnership which is an affiliate of the Company ("Independent Directors"). There are presently seven directors of the Company, including four Independent Directors, Messrs. Thomas, Deupree, McLeary and Schultz. The Board of Directors held six meetings during 1998, and all of the Company's directors attended those meetings, except Mr. Thomas, who was absent from two meetings.

         The Company presently has an Audit Committee and a Compensation Committee of the Board of Directors. The Company has no standing Nominating Committee of the Board of Directors, with the entire Board of Directors acting in such capacity. The Company may, from time to time, form other committees as circumstances warrant. Such committees have authority and responsibility as delegated to them by the Board of Directors.

         Audit Committee. The Board of Directors has established an Audit Committee. During the 1998 fiscal year, this committee consisted of Messrs. Thomas, Deupree, and McLeary and currently consists of all four Independent Directors. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met once in 1998, and all of its members attended that meeting except Mr. Thomas.

         Compensation Committee. The Board of Directors has established a Compensation Committee. During the 1998 fiscal year, this committee consisted of Messrs. Thomas, Deupree and McLeary and currently consists of all four Independent Directors. The Compensation Committee determines compensation for the Company's executive officers, establishes salaries of and awards of performance-based bonuses to the Company's executive officers, and determines awards of restricted stock and grants of stock options under the Company's stock plans. The Compensation Committee met twice in 1998, and all of its members attended both meetings.

COMPENSATION OF DIRECTORS

         Before January 1, 1998, the Company paid no cash compensation to its directors. Beginning January 1, 1998, each Independent Director receives $12,000 annually, payable the first month of each quarter in the amount of $3,000. In addition, each Independent Director receives $1,000 for each Board of Directors' meeting personally attended, either in cash or, at each director's option, all or a portion of such amount may be paid in shares of Common Stock. An aggregate of 4,042 such shares of Common Stock were issued to the Independent Directors as payment for a portion of their compensation during 1998. Upon being elected as directors, Messrs. Thomas, Deupree and McLeary each has received 5,000 restricted shares of Common Stock, which vest at the rate of 1,000 shares per year of service beginning in 1994, and Mr. Schultz has received 5,000 restricted shares of Common Stock, which vest at the rate of 1,000 shares per year of service beginning in December 1999. Each Independent Director is entitled to vote and receive dividends paid with respect to such restricted shares prior to vesting. Any Independent Director who ceases to be a director will forfeit any restricted shares not previously vested. In addition, since April 1995, each Independent Director receives an option under the Directors' Plan to purchase 1,000 shares effective the date of the first meeting of the Board of Directors following each annual meeting of the Company's shareholders. The option price is the fair market value of the Common Stock on the effective date of grant. The Company reimburses directors for their out-of-pocket expenses incurred in connection with their service on the Board of Directors.

NOMINEES FOR CLASS I, CLASS II AND CLASS III DIRECTORS

         The Charter divides the Board of Directors into three classes as nearly equal in number as possible, with each class serving a term of three years. One class of directors is elected by the shareholders of the Company at each annual meeting. The Board of Directors has set at seven the number of directors constituting the current Board of Directors, five of whom will be elected at the Annual Meeting for the positions of Class I (two), Class II (two) and Class III
(one) directors.

         The Board of Directors has no Nominating Committee, with the entire Board of Directors instead acting in such a capacity. The Board of Directors has nominated the present Class II directors, James A. Thomas, III and William W. Deupree, Jr., each to serve as Class II directors for three-year terms expiring at the Company's annual meeting of shareholders in 2002. The Board of Directors also appointed in December 1998 each of the nominees for Class I and Class III directors to serve on the Board of Directors and has nominated (a) Raymond E. Schultz and Howard A. Silver to serve as Class I directors for two-year terms expiring at the Company's annual meeting of shareholders in 2001 and (b) Donald
H. Dempsey to serve as Class III director for a one-year term expiring at the Company's annual meeting of shareholders in 2000. The remaining members of the Board of Directors will continue as members of the Board of Directors until their respective terms expire, as indicated below, or until their successors are elected and qualified.

         If any nominee becomes unavailable or unwilling to serve the Company as a director for any reason, the persons named as proxies in the accompanying proxy card are expected to consult with management of the Company in voting the shares represented by them and will vote in favor of any substitute nominee or nominees approved by the Board of Directors. The Board of Directors has no reason to doubt the availability of the nominees for Class I, Class II and Class III directors, and each has expressed his willingness to serve as a director of the Company if elected by the Shareholders at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR CLASS I, CLASS II AND CLASS III DIRECTORS.

                   NOMINEES FOR ELECTION AS CLASS I DIRECTORS
                              (TERMS EXPIRING 2001)

--------------------------------------------------------------------------------


         RAYMOND E. SCHULTZ, age 65, served as Chairman of the Board and Chief Executive Officer of Promus Hotel Corporation from August 1997 to December 1998 and of Promus Hotel Corporation and as Chairman of Promus Hotel Corporation's Executive Committee from December 1997 to December 1998. Mr. Schultz served as President, Chief Executive Officer and a director of Promus Hotel Corporation from April 1995 through December 1997. From 1993 to 1995 he served as President and Chief Executive Officer of the Hotel Division of The Promus Companies Incorporated. Mr. Schultz was the President and Chief Executive Officer of Hampton Inn/Homewood Suites Hotel Division from 1991 to 1993. Mr. Schultz is a director of TBC Corporation. Mr. Schultz was first appointed to the Board of Directors in December 1998.

COMMITTEES: AUDIT, COMPENSATION

--------------------------------------------------------------------------------

         HOWARD A. SILVER, age 44, is President and Chief Operating Officer of the Company and has been a certified public accountant since 1980. Mr. Silver joined the Company in May 1994 and has served in various capacities, including as Executive Vice President of Finance, Secretary, Treasurer and Chief Financial Officer of the Company until June 1998. From 1992 until joining the Company, Mr. Silver served as Chief Financial Officer of Alabaster Originals, L.P., Memphis, Tennessee, a fashion jewelry wholesaler. From 1978 to 1985, Mr. Silver was a certified public accountant with the national accounting firm of Coopers & Lybrand L.L.P., and from 1987 to 1992 Mr. Silver was employed as a certified public accountant with the national accounting firm of Ernst & Young. Mr. Silver was first appointed to the Board of Directors in December 1998.

COMMITTEES: NONE

--------------------------------------------------------------------------------

                   NOMINEES FOR ELECTION AS CLASS II DIRECTORS
                              (TERMS EXPIRING 2002)

--------------------------------------------------------------------------------

         JAMES A. THOMAS, III, age 58, is Chairman of the Board of NewSouth Capital Management, Inc., a registered investment advisory firm in Memphis, Tennessee which manages approximately $1.6 billion in investment assets, a position he has held since January 1985. He is a director of Regions Bank of Memphis and a member of the Board of Trustees of Rhodes College. Mr. Thomas has been a director of the Company since February 1994.

COMMITTEES: Audit, Compensation

--------------------------------------------------------------------------------

         WILLIAM W. DEUPREE, JR., age 57, is a Managing Director of Morgan Keegan & Company, Inc. and its parent company Morgan Keegan, Inc., a NYSE listed company, positions he has held since 1985. Mr. Deupree joined Morgan Keegan & Company, Inc. in 1972 and served as its President from 1985 to 1996. He is also a director of NSA International, Inc., a provider of water filtration devices. He is a member of the Regional Firms Advisory Committee of the NYSE, as well as a member of the Board of Directors for the Securities Industry Association.
Mr. Deupree has been a director of the Company since February 1994.

COMMITTEES: Audit, Compensation

--------------------------------------------------------------------------------

                   NOMINEE FOR ELECTION AS CLASS III DIRECTOR
                              (TERM EXPIRING 2000)

--------------------------------------------------------------------------------

         DONALD H. DEMPSEY, age 54, is Executive Vice President, Secretary, Treasurer and Chief Financial Officer of the Company. Prior to joining the Company in July 1998, Mr. Dempsey served as Executive Vice President and Chief Financial Officer of Choice Hotels International, Inc. from January 1998 to July 1998. From April 1995 to December 1997, Mr. Dempsey served as Senior Vice President and Chief Financial Officer of Promus Hotel Corporation, from October 1993 to April 1995 as Senior Vice President of Finance and Administration of the Hotel Division of The Promus Companies Incorporated, and from December 1991 to October 1993 as Vice President, Finance of the Hampton Inn/Homewood Suites Hotel Division of The Promus Companies Incorporated. Mr. Dempsey served in various other senior financial and development officer positions within the Hotel Division of The Promus Companies Incorporated and its predecessor companies from 1983 to 1991. From 1969 to 1983, Mr. Dempsey held various corporate and division financial management and administrative positions with Holiday Inns, Inc. Mr. Dempsey was first appointed to the Board of Directors in December 1998.

COMMITTEES: NONE

--------------------------------------------------------------------------------

                          INCUMBENT DIRECTOR -- CLASS I
                              (TERM EXPIRING 2001)

--------------------------------------------------------------------------------

         PHILLIP H. MCNEILL, SR., age 60, is Chairman of the Board of Directors and Chief Executive Officer of the Company and has been Chairman and President of McNeill Investment Company, Inc. since 1977. From 1963 to 1977, he served in various capacities, including President and Chief Executive Officer, with Schumacher Mortgage Company, Inc., a mortgage banking firm and subsidiary of Time, Inc. Mr. McNeill has served as President and Director of the Memphis Mortgage Bankers Association and the Tennessee State Mortgage Bankers Association. He has been a director of National Bank of Commerce since January 1997, a member of the Board of Trustees of Rhodes College, and a board member of the Society of Entrepreneurs and the Memphis Museum System. He has been Chairman of the Board, Chief Executive Officer and Director of the Company since its founding in 1993. Mr. McNeill is the father of Phillip H. McNeill, Jr., the Executive Vice President--Development of the Company.

COMMITTEES:  None

--------------------------------------------------------------------------------

                         INCUMBENT DIRECTOR -- CLASS III
                              (TERM EXPIRING 2000)

--------------------------------------------------------------------------------

         JOSEPH W. MCLEARY, age 59, is Chairman of Executive Financial Services, Inc., a private financial consulting and benefits administration firm, a position he has held since 1997, and Vice-Chairman of Actuarial Consulting Group, Inc., a private financial planning and consulting firm, a position he has held since 1997. From 1987 to 1997, he was Chairman and Chief Executive Officer of Midland Financial Group, Inc., a publicly owned automobile insurance company. From 1984 to 1987, he was president of McLeary & Co., a company organized to manage a privately-held investment fund engaged in the acquisition of small businesses in the Memphis, Tennessee area. From 1969 to 1983, he was President and Chief Financial Officer and a Director of Cook International, Inc., a publicly owned agricultural commodities firm. Prior to 1969, he was employed by the Federal Reserve Bank of Atlanta. He has been a director of SCB Computer Technology, Inc., a computer consulting corporation whose shares are traded on The Nasdaq Stock Market, since January 1996. Mr. McLeary has been a director of the Company since February 1994.

COMMITTEES: Audit, Compensation

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN BUSINESS RELATIONSHIPS BETWEEN THE COMPANY AND ITS DIRECTORS

         On November 14, 1997, the Company and several of its subsidiaries entered into an unsecured revolving credit agreement in the original maximum principal amount of $5 million (the "NBC Credit Line") with National Bank of Commerce, Memphis, Tennessee ("NBC"), which NBC Credit Line has subsequently been amended to have a maximum principal amount of $10 million. As so amended, the NBC Credit Line bears interest at an annual rate equal to the prime rate
(7 3/4% at February 2, 1999), and a commitment fee is payable equal to two-tenths of one percent per annum on the unused portion of the commitment, calculated and payable on a quarterly basis. NBC is also a participating lender in the syndication of the Company's three-year, $250 million unsecured line of credit (the "Unsecured Line of Credit") administered by The First National Bank of Chicago, with NBC having a $17.5 million participation in such syndication of the Unsecured Line of Credit. Phillip H. McNeill, Sr., the Chairman of the Board and Chief Executive Officer of the Company, is and has been a member of the Board of Directors of NBC since January 1997.

         Mr. Deupree, who is an Independent Director and a member of the Compensation Committee of the Company, is a Managing Director of Morgan Keegan & Company, Inc. ("Morgan Keegan") and was President of Morgan Keegan from 1985 to 1996. Morgan Keegan was a managing underwriter of the Company's initial public offering and certain follow-on public equity offerings and has received investment banking fees and other compensation in connection with those public offerings. Morgan Keegan has also received fees in connection with providing financial advisory services to the Company.

CERTAIN TRANSACTIONS WITH MANAGEMENT

         The Company and the Partnership have entered into several transactions with affiliates of Phillip H. McNeill, Sr.

         Office Space Lease. Effective December 17, 1998, a wholly-owned subsidiary of the Company entered into a commercial lease agreement with 64 LTD, LLC, a limited liability company that is 25% owned by Mr. McNeill, under which the Company leases its office space at 7700 Wolf River Boulevard, Germantown, Tennessee. Such office space is leased on a 120-month term, for $13,238.40 per month.

         Transactions with the Patriot Lessee. Before November 15, 1996, Mr. McNeill was the sole shareholder of Trust Leasing, Inc. ("Trust Leasing"), which was the lessee of all of the hotel properties owned at such date by the Partnership. Effective November 15, 1996, Trust Leasing transferred and assigned its rights under each of the then existing leases with respect to the Partnership's hotels (the "Percentage Leases") to subsidiaries of Interstate Hotel Company (the "Interstate Lessee"), and the Partnership and the Interstate Lessee amended and restated the Percentage Leases in a Consolidated Lease Amendment. Such transfer was made in exchange for units of limited partnership interest in the Interstate Lessee. Effective December 1997, Trust Leasing and Trust Management were merged into McNeill Investment Company, Inc. ("McNeill Investment"), which is wholly owned by Mr. McNeill. In June 1998, Interstate Hotel Company was merged with and into Patriot American Hospitality, Inc. ("Patriot"), and the Interstate

Lessee became a subsidiary of Patriot (the "Patriot Lessee"). The sole general partner of the Patriot Lessee is a wholly-owned subsidiary of Patriot. With limited exceptions, the sole general partner of the Patriot Lessee exercises full, complete and exclusive discretion in management and control of the Patriot Lessee, with McNeill Investment having no participation or control over the business of the Patriot Lessee. The partnership units of the Patriot Lessee are convertible into paired shares of Common Stock of Patriot and Wyndham International, Inc. ("Wyndham"). In August 1998, McNeill Investment, as successor to Trust Leasing and Trust Management, exercised all of its remaining redemption rights and received 1,086,916 paired shares of Common Stock of Patriot and Wyndham. Prior to redemption, McNeill Investment's interests in the Patriot Lessee were not entitled to distributions of income from the Patriot Lessee. McNeill Investment no longer owns any direct interest in the Patriot Lessee and currently owns (including 19,129 shares paid as a dividend) 1,106,045 shares of Patriot/Wyndham paired common stock. For the period January 1, 1998 through December 31, 1998, lease payments by the Patriot Lessee to the Partnership aggregated approximately $83,712,919 under the Percentage Leases.

         Certain Acquisitions. On April 14, 1998, the Partnership acquired the Hampton Inn hotel in San Antonio, Texas (the "San Antonio Hotel"), which was owned by affiliates of Mr. McNeill and which was subject to a similar right of first refusal, for a purchase price (consisting of approximately $10.7 million in cash and 123,457 Units issued by the Partnership in connection with such acquisition) of approximately $12.6 million plus the assumption of a mortgage note payable with a principal balance of approximately $6.5 million, which note is due December 1, 2016, and the payment of an additional earn-out payment totaling $480,000. The San Antonio Hotel was owned by a limited partnership in which Mr. McNeill owned an approximate 4.7% limited partnership interest and an additional 18.0% general partnership interest. In connection with this acquisition, Mr. McNeill received an aggregate of 70,388 Units for his portion of the purchase price for the San Antonio Hotel. The San Antonio Hotel was constructed in 1995 for approximately $7.0 million. This acquisition received the prior approval of the Independent Directors, and a fairness opinion and appraisal were received and reviewed by the Independent Directors in connection with this acquisition.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table summarizes the compensation paid or accrued by a wholly-owned subsidiary of the Company for the last three fiscal years to those persons who: (1) served as the Company's chief executive officer ("CEO"), (2) were the Company's four other most highly paid executive officers during the fiscal year ended December 31, 1998, and (3) would have been included under item
(2) but for the fact that they were not serving as executive officers at the end of the 1998 fiscal year. None of the below-listed officers was paid cash compensation by the Company prior to December 31, 1994. Effective January 1, 1995, each of the first three of the below-listed executive officers became an employee of a wholly-owned subsidiary of the Company. Messrs. McNeill, Jr. and Cooper became executive officers of the Company and employees of such subsidiary in 1997, and Mr. Dempsey became an executive officer of the Company and an employee of such subsidiary in 1998. On April 20, 1998, Mr. Levine resigned as the Company's President and Chief Operating Officer and was succeeded in such capacities first by Mr. McNeill, Sr. and, on June 15, 1998, by Mr. Silver.

                           SUMMARY COMPENSATION TABLE


                                                                                  LONG TERM
                                                ANNUAL COMPENSATION           COMPENSATION AWARDS
                                                -------------------           -------------------
                                                                           RESTRICTED      SECURITIES           ALL
          NAME AND                                                           STOCK         UNDERLYING          OTHER
     PRINCIPAL POSITION (1)        YEAR      SALARY($)        BONUS($)       AWARDS($)     OPTIONS(7)(8)   COMPENSATION(1)
     ----------------------        ----      ---------        --------       ---------     -------------   ---------------
Phillip H. McNeill, Sr.            1998      $275,000        $275,000(2)    $567,000(4)      390,000             --
Chairman of the Board              1997      $225,000        $466,249(3)          --         390,000             --
and Chief Executive Officer        1996      $225,000              --       $122,500(5)      390,000             --

Howard A. Silver                   1998      $234,231        $270,000(2)    $540,000(4)       45,000        $23,423
President and Chief Operating      1997      $145,000        $323,063(3)          --          45,000        $14,500
Officer (from June 15, 1998)       1996      $135,000              --       $ 91,875(5)       45,000        $ 6,231

Phillip H. McNeill, Jr.            1998      $132,000        $108,876(2)    $202,500(4)           --        $13,200
Executive Vice                     1997      $110,000        $ 93,748(3)          --              --        $10,915
President-Development              1996            --              --             --              --             --

Donald H. Dempsey                  1998      $119,423        $270,000(2)    $271,250(4)(6)   100,000        $11,942
Executive Vice President,          1997            --              --             --              --             --
Secretary, Treasurer and           1996            --              --             --              --             --
Chief Financial Officer

J. Ronald Cooper                   1998      $110,000        $ 61,874(2)    $135,000(4)           --        $11,000
Vice President, Controller,        1997      $ 88,577        $ 62,500(3)          --              --        $ 8,858
Assistant Secretary and            1996            --              --             --              --             --
Assistant Treasurer

David L. Levine                    1998      $ 83,654              --             --              --        $ 4,615
President and Chief Operating      1997      $150,000        $281,248(3)          --          60,000        $15,000
Officer (until April 20, 1998)     1996      $140,000(1)           --       $ 91,875(5)      150,000        $ 6,462

---------------

(1) Amounts listed under "All Other Compensation" represent matching contributions accrued under the Company's Executive Deferred Compensation Plan (the "Deferral Plan"). Under the Deferral Plan, participants may defer up to 25% of their base salary, bonus or both. A matching contribution paid by the Company, equal to the lesser of the amount deferred or 10% of base salary, is credited to each participant's account.

(2) The 1998 bonuses were paid in Performance Shares (as hereinafter defined) of Common Stock as follows: (a) Mr. McNeill, Sr., 27,500 shares of Common Stock which had an aggregate fair market value of $275,000 on the date of valuation (January 22, 1999); (b) in the case of both Messrs. Silver and Dempsey, 27,000 shares of Common Stock which had an aggregate fair market value of $270,000 on such date; (c) Mr. McNeill, Jr., 10,887 shares of Common Stock which had an aggregate fair market value of $108,870 on such date; and (d) Mr. Cooper, 6,187 shares of Common Stock which had an aggregate fair market value of $61,870 on such date.

(3) A portion of the 1997 bonuses were paid in Performance Shares of Common Stock as follows: (a) Mr. McNeill, Sr., 30,325 shares of Common Stock which had an aggregate fair market value of $466,249 on the date of valuation (January 23, 1998); (b) Mr. Levine, 18,292 shares of Common Stock which had an aggregate fair market value of $281,248 on such date;
      (c) Mr. Silver, 7,500 shares of Common Stock which had an aggregate fair market value of $115,313 on such date (the balance of Mr. Silver's 1997 bonus, $207,750, was paid in cash); (d) Mr. McNeill, Jr., 6,097 shares of Common Stock which had an aggregate fair market value of $93,748 on such date; and (e) Mr. Cooper, 4,065 shares of Common Stock which had an aggregate fair market value of $62,500 on such date.

(4)   As of July 22, 1998 (the "7/98 Date of Grant"), 42,000, 40,000, 15,000 and
      10,000 restricted shares of Common Stock were awarded to Messrs. McNeill, Sr., Silver, McNeill, Jr. and Cooper, respectively, subject to vesting. With the exception of Mr. McNeill, Sr.'s awards, which vest at the rate of 1/3 per year over three years from the date of grant, the awards vest with respect to the shares at the rate of 20% per year on each of the first through fifth anniversaries of the 7/98 Date of Grant. At the 7/98 Date of Grant, the value of the restricted shares owned by the above-listed officers (based upon the closing market price of the Common Stock on such date of $13.50) was $567,000, $540,000, $202,500 and $135,000,
      respectively. At December 31, 1998, an aggregate of 144,500 shares of restricted stock were held, with an aggregate value at such date (based upon the closing market price of the Common Stock at such date of $9 5/8) of $1,390,813, held as follows: Mr. McNeill, Sr. (52,000 shares, valued at $500,500); Mr. Silver (47,500 shares, valued at $457,188); Mr. Dempsey (20,000 shares, valued at $192,500); Mr. McNeill, Jr. (15,000 shares, valued at $144,375); and Mr. Cooper (10,000 shares, valued at $96,250). Prior to vesting, the recipients will have the right to vote and receive dividends with respect to all unvested shares of restricted stock. Effective on April 20, 1998, upon his resignation from the Company, Mr. Levine forfeited 6,000 unvested shares of restricted shares. At December 31, 1998, the value of his vested and unforfeited restricted shares was $14,437.50.

(5)   As of December 11, 1996 (the "Date of Grant"), 10,000, 7,500 and 7,500
      restricted shares of Common Stock were awarded to Messrs. McNeill, Levine and Silver, respectively, subject to vesting. The awards vest with respect to the shares at the rate of 20% per year on each of the first through fifth anniversaries of the Date of Grant.

(6) As of July 20, 1998, 20,000 restricted shares of Common Stock were awarded to Mr. Dempsey, subject to vesting. The awards (a) vested immediately with respect to 4,000 of such shares and (b) for the balance of the shares, vest at the rate of 4,000 shares per year on each of the first through fourth anniversaries of the date of grant.

(7) Messrs. McNeill's, Levine's and Silver's stock options were awarded pursuant to the 1994 Plan and vest at the rate of 20% per year over a five-year period commencing on July 6, 1995. The exercise price per share is $12.50, the closing price of the Common Stock on The Nasdaq Stock Market (the market on which the Common Stock was then traded on July 6, 1994, the effective date of grant of such stock options). Effective on April 20, 1998, upon his resignation from the Company, Mr. Levine forfeited 60,000 shares subject to his stock options.

(8) Mr. Dempsey's stock options were awarded pursuant to the 1994 Plan and vest at the rate of 20,000 shares per year over a four-year period, with the first 20,000 shares immediately vesting on July 20, 1998. The exercise price is $13 9/16, the closing price of the Common Stock on the NYSE on July 20, 1998.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

      Shown below is information regarding the stock options granted during the Company's 1998 fiscal year. No separate stock appreciation rights ("SARs") were granted during the Company's 1998 fiscal year.



                                      OPTION GRANTS IN LAST FISCAL YEAR

                          NUMBER OF
                          SECURITIES       % OF TOTAL                                   POTENTIAL REALIZABLE VALUE AT
                          UNDERLYING     OPTIONS GRANTED     EXERCISE OR                   ASSUMED ANNUAL RATES OF
                           OPTIONS       TO EMPLOYEES IN     BASE PRICE     EXPIRATION   STOCK PRICE APPRECIATION FOR
NAME                       GRANTED #       FISCAL YEAR       ($/SHARE)        DATE              OPTION TERM
----                      ----------      ------------      ----------        ----              -----------
                                                                                           5% ($)       10% ($)
                                                                                           ------       -------
Donald H. Dempsey          100,000            100%          $13 9/16        7/20/06      $648,000     $1,552,000


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

      Shown below is information regarding (i) the exercise of options during the Company's 1998 fiscal year by the CEO and the Company's above-named executive officers and (ii) unexercised options at December 31, 1998. On his resignation from the Company, effective on April 20, 1998, Mr. Levine forfeited 60,000 shares underlying options previously granted to him. No separate SARs were granted during the Company's 1998 fiscal year.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES


                                                                       NUMBER OF SHARES
                                                                         UNDERLYING        VALUE OF UNEXERCISED
                                                                         UNEXERCISED         IN-THE-MONEY
                                                                         OPTIONS AT           OPTIONS AT
                                                                       FISCAL YEAR-END       FISCAL YEAR-END
                                                                       ---------------       ---------------

                             SHARES ACQUIRED                            EXERCISABLE/        EXERCISABLE/UN-
           NAME              ON EXERCISE (#)    VALUE REALIZED ($)     UNEXERCISABLE         EXERCISABLE(1)
           ----              ---------------    ------------------     -------------         --------------
Phillip H. McNeill, Sr.              --                 --            312,000/78,000             $--/$--

Howard A. Silver                     --                 --              36,000/9,000             $--/$--

Donald H. Dempsey                    --                 --             20,000/80,000             $--/$--


---------------

(1) No stock options were in-the-money at December 31, 1998, the end of the Company's fiscal year. Except for the stock options granted to Mr. Dempsey, which were granted on July 20, 1998, all such stock options were granted on July 6, 1994.

EMPLOYMENT CONTRACTS

         The Company and a wholly-owned subsidiary have entered into change in control agreements with several of their officers, including Messrs. McNeill, Sr., Silver, Dempsey, McNeill, Jr., and Cooper, which provide certain benefits upon termination of employment following a change in control or a potential change in control (as defined in the agreements) of the Company or the subsidiary. Severance payments and other benefits are received by an executive if his employment terminates within 18 months of a change in control, or during the period beginning with a potential change in control and ending on the earlier of (i) a reversal of the events constituting the potential change in control or (ii) 18 months following the change in control to which the potential change in control relates. Benefits are paid only if the executive's employment is terminated by the Company or the subsidiary without cause; the executive voluntarily resigns his employment because of a diminution in duties, responsibilities, functions or compensation; or certain other changes occur in the conditions of the executive's employment. The severance payments are based on a multiple of the average of the rates of base salary in effect for the executive (i) immediately preceding termination, (ii) twelve months preceding termination, and (iii) twenty-four months preceding termination; plus the average of the bonuses paid or earned for the three fiscal years preceding the year in which employment terminates. If an executive has not been employed by the Company or the subsidiary for three full fiscal years prior to the year of termination, the calculation described in the preceding sentence is appropriately adjusted. The multiple of average compensation used for Messrs. McNeill, Sr., Silver and Dempsey is three; for Mr. McNeill, Jr., two; and for Mr. Cooper, one and one-half.

         The agreements also call for payment of unpaid base salary and prorated bonus for the year of termination, unpaid bonus for the immediately preceding fiscal year, forgiveness of loans made by the Company or the subsidiary to the executive, accelerated vesting of awards under the 1994 Plan and other non-tax-qualified benefits, a payment equal to any portion of a benefit under a tax-qualified defined contribution plan forfeited as a result of the executive's termination, continued insurance benefits for eighteen months, and payment of any other benefits accrued through the termination date. To the extent the executive incurs an excise tax under section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") as a result of a payment under the agreement or any other payment owed the executive by the Company or any affiliate, the Company or the subsidiary will indemnify the executive for that liability, including additional excise, income and employment taxes attributable to the initial excise tax indemnification payment. The agreements place restrictions on each executive's ability to use or disclose confidential information, solicit employees to terminate their employment with the Company or the subsidiary, or interfere with the Company's or the subsidiary's hotel development opportunities.

         In addition to the above-described agreements, the Company and a wholly-owned subsidiary has entered into an employment agreement with Mr. Dempsey. Under this agreement, Mr. Dempsey serves as Executive Vice President, Secretary, Treasurer and Chief Financial Officer for a term of two years, expiring in July 2000. The agreement provides for (a) an annual base compensation of $270,000 (subject to any increases in base compensation approved by the Compensation Committee); (b) a guaranteed annual bonus of at least $50,000 for the 1998 fiscal year; (c) 20,000 restricted shares of Common Stock, with the first 4,000 shares being immediately vested and with each subsequent 4,000-share increment becoming vested on the first through fourth anniversaries of the date of grant; (d) stock options for an aggregate of 100,000 shares, immediately exercisable with respect to 20,000 shares and with each subsequent 20,000-share increment becoming exercisable on the first through fourth anniversaries of the date of grant; (e) stock options for up to 200,000 shares for attainment of maximum performance goals for the Company's 1998 fiscal year, to be paid in early 1999 (payable in the alternative as up to 40,000 restricted shares); and (f) annual bonuses for all subsequent fiscal years as may be established by the Compensation Committee. The agreement provides for certain continued payments of Mr. Dempsey's base salary and bonuses in the event of his death or disability or upon termination by the Company without cause. Mr. Dempsey is eligible to participate in the Deferral Plan (under which a matching contribution of 10% of Mr. Dempsey's base salary will be paid by the Company) and the Company's medical plans, and the Company will provide other fringe benefits as established from time to time.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION ON
                             COMPENSATION DECISIONS

      Mr. Deupree, an Independent Director and a member of the Compensation Committee of the Company, is a Managing Director of Morgan Keegan and was President of Morgan Keegan from 1985 to 1996. Morgan Keegan was a managing underwriter of the Company's initial public offering and certain follow-on public equity offerings and received investment banking fees and other compensation in connection with those public offerings. Morgan Keegan has also received fees in connection with providing financial advisory services to the Company.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee is responsible for establishing and administering compensation policies, establishing salaries of and awarding performance-based bonuses to the Company's executive officers, and determining awards of restricted stock and grants of stock options under the Company's stock plans. The Compensation Committee's policy is to devise and implement compensation for the Company's officers and employees which shall be commensurate with their position and determined with reference to compensation paid to similarly situated employees and officers of companies which are deemed by the Compensation Committee to be comparable to the Company. During the 1998 fiscal year, the Compensation Committee of the Board of Directors was comprised of Messrs. Thomas, Deupree and McLeary. The Compensation Committee currently consists of such three Independent Directors and, following his appointment to the Board of Directors in December 1998, Mr. Schultz. No members of the Compensation Committee are employees or officers of the Company or any subsidiary of the Company.

COMPONENTS OF EXECUTIVE COMPENSATION

      The Company's executive compensation consists of three components: base salary, annual incentive and long-term incentive compensation. These components provide elements of fixed income and variable compensation that is linked to the achievement of individual and corporate goals and enhanced shareholder value.

      Base salary represents the fixed component of the Company's executive compensation system. Executives receive salaries that are within a range established by the Compensation Committee for their respective positions based on the comparative analysis described above. The determination of where each executive's salary falls within the salary range is based on a determination of the level of experience that the executive brings to the position and how successful the executive has been in achieving set goals. Adjustments to salaries are based on a similar evaluation and a comparison of adjustments made by competitors and any necessary inflationary adjustments.

      Annual incentives exist in the form of bonuses, which are provided for each executive officer as a means of linking compensation to objective performance criteria that are within the control of the executive officer. At the beginning of each year the Compensation Committee establishes a target bonus for each executive and identifies performance measures for each executive to meet to receive the full bonus. The actual amount of incentive bonus received by each of the Company's executive officers is determined by the Compensation Committee after the end of the applicable year and may be paid in cash or Performance Shares. To motivate executives to increase their ownership, the Company has agreed to fund bonuses, at the executive's option, with shares of Common Stock.

      The third component of executive compensation is targeted toward providing rewards for long-term performance. The Compensation Committee believes that long-term incentives are important to motivate and reward executives and employees of the Company for maximizing stockholder value. Long-term incentives are provided primarily under the 1994 Plan, which is administered by the Compensation Committee. The purpose of the 1994 Plan is to assist the Company and its affiliates in recruiting and retaining key employees, by enabling such persons to participate in the future success of the Company and its affiliates and to associate their interests with those of the Company and its shareholders.

BASE COMPENSATION AND BONUSES

      The Compensation Committee approved the payment of annual base salaries to the Company's executive officers, through a wholly-owned subsidiary of the Company, effective January 1, 1998 (except for Mr. Dempsey, who joined the Company in July 1998), as follows:

             Executive Officer                         Annual Base Salary
             -----------------                         ------------------

             Phillip H. McNeill, Sr.                        $275,000
               Chairman of the Board and
               Chief Executive Officer

             Howard A. Silver                               $270,000
               President and Chief
               Operating Officer
               (from June 15, 1998)

             Donald H. Dempsey                             $270,000
               Executive Vice President,               (From July 1998)
               Secretary, Treasurer and
               Chief Financial Officer

             Phillip H. McNeill, Jr.                       $132,000
               Executive Vice President-
                Development

             J. Ronald Cooper                              $110,000
               Vice President, Controller,
               Assistant Secretary and
               Assistant Treasurer

      In addition to the above-listed annual base compensation for 1998, the Compensation Committee approved and implemented a bonus award procedure for 1998 to grant Performance Shares (the "1998 Performance Shares") under the 1994 Plan, subject to the meeting of certain performance goals, to the Company's executive officers. FPL Associates Consulting was commissioned by the Company to perform a comprehensive review of executive compensation, which study compared the base salaries and other elements of composition of the Company's top executive officers against those of 11 other hotel REITs and, to a lesser extent, similarly-sized non-hotel REITs and REITs operating on a net lease basis. Based on the recommendations of this study, the 1998 Performance Shares were to be earned, if at all, based on (a) the achievement of certain levels of percentage increase in the Company's funds from operations per share ("FFO"), (b) comparative performance of the Company's shareholder return in 1998 as measured against the shareholder return of a peer group comprised of 11 other hotel REITs, and (c) a discretionary component for each individual officer's performance. The National Association of Real Estate Investment Trusts, Inc. ("NAREIT") defines FFO as being net income, computed in accordance with generally accepted accounting principles, excluding gains or losses from debt restructurings and sales of property, plus depreciation of real property (including furniture and equipment) and after adjustments for unconsolidated partnerships, joint ventures and minority interests). Because 1998's FFO exceeded FFO for 1997 at $1.53 per share, a total of 98,574 Performance Shares, which were valued in the aggregate at $985,750, was earned by the above-named executive officers as their bonuses for the 1998 fiscal year. Total bonuses earned by the Company's above-named executive officers for the 1998 fiscal year, including cash awards, was $985,750.

      In addition to the 1998 Performance Shares, an award of restricted stock was made to the Company's officers in July 1998, consisting of a total of 127,000 shares. Such awards were recommended as part of the above-noted executive compensation study in order to bring the stock holdings of its management team up to the current competitive levels of its peer group and to compensate certain of the Company's executive officers for the stock price appreciation they could have realized had shares or options been awarded earlier and in more competitive amounts. Each recipient was provided with the choice of accepting the July 1998 award either as stock options or, in lieu of options, as restricted stock at the ratio of one share of restricted stock for every five shares subject to a stock option. All recipients chose to accept such award in shares of restricted stock.

      The Compensation Committee will determine annually a similar bonus plan for the Company's officers, with any future stock bonus awards to be issued to the executive officers through the 1994 Plan. The Compensation Committee decided to award Performance Shares, in addition to shares of restricted stock, in recognition of 1998 year-end bonuses under the 1994 Plan as a way of maintaining a direct link between the achievement of annual corporate goals and the individual performance of the Company's executive officers.

      Although none of the Company's executive officers receives annual compensation in excess of $1 million, the Company continues to study the cap on tax deductibility of compensation in excess of that amount established under the Omnibus Budget Reconciliation Act of 1993. The Company has taken steps to allow for the grant of stock options and certain other stock incentive awards that qualify as performance-based compensation exempt from the cap.

1998 CEO COMPENSATION

      In determining the appropriate compensation for Phillip H. McNeill, Sr., the Company's CEO, the Compensation Committee is guided by the Company's performance, competitive practices, and the Compensation Committee's policy, as discussed above, of determining compensation with reference to the compensation paid to similarly situated executives of comparable companies. Appropriate adjustments in the compensation of the Company's chief executive officer are considered concurrently with similar adjustments made for the Company's other executive officers.

      In devising Mr. McNeill's total cash compensation package for the Company's 1998 fiscal year, the Compensation Committee was guided by the FPL Associates' executive compensation report. This report specifically compared Mr. McNeill's compensation as the Company's CEO to that of the CEOs of 11 other hotel REITs and, to a lesser extent, to the compensation packages of similarly-sized non-hotel REITs as well as REITs operating on a net lease basis. Based upon such considerations and whether certain targeted goals, particularly an annual increase in FFO per share, were achieved, in May 1998 the Compensation Committee adopted and approved $275,000 as the appropriate base salary to be paid to Mr. McNeill during the 1998 fiscal year. This base salary level represented an increase from the $225,000 approved for Mr. McNeill for the Company's 1997 and 1996 fiscal year and as previously approved for the 1998 fiscal year.

      The Compensation Committee intends to apply the bonus award procedure discussed above under "Base Compensation and Bonuses" to Mr. McNeill and the Company's other executive officers during the Company's 1999 fiscal year.

      This report has been submitted by the members of the Compensation Committee for the Company's 1998 fiscal year.

                                               James A. Thomas, III
                                               William W. Deupree
                                               Joseph W. McLeary

                                PERFORMANCE GRAPH

      The following graph compares the change in the Company's shareholder return on the Company's Common Stock for the period February 23, 1994, which was the first day the Company's Common Stock traded on The Nasdaq Stock Market, through December 31, 1998, with the changes in the Standard & Poor's 500 Stock Index (the "S&P 500 Index"), the SNL Securities Hotel REIT Index (the "Hotel REIT Index") and the NAREIT Equity Index for the same period, assuming a base share price of $100 for the Common Stock and each index for comparative purposes. Total return equals appreciation in stock price plus dividends paid, and assumes that all dividends are reinvested.

      The Hotel REIT Index is comprised of 16 publicly traded REITs that focus on investments in hotel properties. The common stock of 10 of these companies became publicly traded after the Company's initial public offering in March 1994. Because there was limited market trading activity for hotel REIT stocks at the time of preparation of the proxy statement for the Company's first annual meeting of shareholders in 1995, the Company selected the NAREIT Equity Index as its peer group in the 1995 proxy statement and its subsequent proxy filings. The NAREIT Equity Index is currently comprised of 178 equity REITs that own a wide variety of real estate assets, including regional shopping malls, shopping centers, apartments, hotel properties, self-storage facilities, industrial properties and manufactured housing communities. Because there are now a total of 16 other publicly traded hotel REITs presently organized for purposes that are substantially similar to that of the Company, the Company has elected to change its peer index from the more diversified NAREIT Equity Index to the Hotel REIT Index, which management believes more accurately reflects the Company's industry and its peers. Performance and total return under the NAREIT Equity Index is included in the following graph for comparative purposes.

                              [PERFORMANCE GRAPH]






                                                          PERIOD ENDING
                              -----------------------------------------------------------------------
INDEX                            2/22/94    12/31/94    12/31/95     12/31/96    12/31/97    12/31/98
-----------------------------------------------------------------------------------------------------
Equity Inns, Inc.                 100.00      117.00      133.55       164.99      202.69      146.13
S&P 500                           100.00       99.85      137.37       168.77      225.10      289.42
NAREIT All Equity REIT Index      100.00       98.30      113.26       155.50      188.40      157.08
SNL Hotel REITs                   100.00       88.26      116.18       177.52      232.74      115.08


Source:  SNL Securities.

      There can be no assurance that the Company's share performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to its future share performance.

      The performance comparisons noted in the graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.


                     PROPOSAL TWO -- AMENDMENTS TO 1994 PLAN

         The Board of Directors adopted the 1994 Plan to attract and retain executive officers and key employees and to align more closely the interests of those persons with the interests of shareholders. An executive compensation study was commissioned in 1998 by the Company from FPL Associates Consulting, which compared various elements of compensation of the Company's CEO and other top executive officers against the compensation of 11 other hotel REITs and, to a lesser extent, similarly sized non-hotel REITs and REITs operating on a net lease basis. Based on this study's recommendations, on February 26, 1999, the Board adopted amendments to the 1994 Plan that would, among other things, increase the number of shares available for issuance as awards under the 1994 Plan and the number of shares that may be issued as stock awards and in settlement of performance shares. Currently, the 1994 Plan provides that an aggregate of 2,300,000 shares of Common Stock may be issued under the 1994 Plan, no more than 350,000 of which may be issued as restricted stock and in settlement of performance shares. If the proposed amendments are approved by the Shareholders, the 1994 Plan would allow for the issuance of 4,000,000 shares of Common Stock, with up to 1,100,000 of the shares authorized under the 1994 Plan issuable as restricted stock and in settlement of performance shares. Similarly, the proposed amendments will increase the number of shares that may be subject to options and SARs (defined below) granted to one individual in a single year from 390,000 shares for each type of award to 750,000 shares for each type of award generally, and to 1,000,000 shares each for options and SARs granted to a newly hired individual. The amendments will also increase the number of shares of restricted stock or performance shares that may be granted to an individual in a single year from 100,000 for each type of award to 187,000 for each type of award generally, and to 250,000 shares for each type of award in the case of a newly hired individual. These changes are intended to give the Company flexibility needed to keep pace with competitive option and restricted stock grants, with higher limits for newly hired persons intended to assist the Company in using stock-based awards to recruit senior executives. Consistent with these changes, a portion of the restricted stock awards made in January 1999 were granted subject to shareholder approval of the increase in the limit on the number of shares that may be issued as restricted stock and performance shares. A vote for the adoption of Proposal Two will be a vote for the effectiveness of that portion of the January restricted stock awards.

         The proposed amendments also permit the Administrator (as defined below) to grant stock awards that contain only tenure-based restrictions on vesting or that do not contain restrictions, without being limited by minimum vesting periods that the Administrator may determine are not appropriate in certain circumstances. The 1994 Plan currently provides a minimum one-year vesting period for restricted stock that vests only upon attainment of performance criteria and a minimum three-year vesting period where performance criteria are not a condition to vesting. This change is designed to allow the Company to provide timely and appropriate performance incentives to management and other employees, and more effectively use compensation to align the interests of those persons with the interests of shareholders. If the proposed amendments are adopted by the Shareholders, the performance-based vesting component of outstanding restricted stock awards will be replaced with a vesting schedule that is exclusively tenure-based and that may result in earlier vesting of a portion of the grants.

         The proposed amendments to the 1994 Plan retain provisions that require shareholder approval of future increases in the number of shares issuable under the 1994 Plan, while providing the Board with autonomy regarding other types of amendments to the 1994 Plan, which may be recommended by the Compensation Committee to respond to market conditions or provide more competitive incentives to key personnel. In response to a compensation study conducted by the Company's consultants that considered industry norms, the proposed amendments to the 1994 Plan also remove limitations on accelerated vesting or exercisability of awards in the event of a Change of Control (as defined in the 1994 Plan) of the Company, and make employees whole for any associated excise tax liabilities. The Board of Directors is proposing for approval by the Shareholders the amendments to the 1994 Plan described below. The Board of Directors recommends a vote FOR adoption of Proposal Two.

         The following paragraphs summarize the principal features of the 1994 Plan as currently in effect and as amended. This summary is subject, in all respects, to the terms of the 1994 Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the 1994 Plan to any person to whom a copy of this Proxy Statement is delivered.


SUMMARY OF THE 1994 PLAN

         Administration. The 1994 Plan is administered by the Compensation Committee, although the Compensation Committee may delegate its authority and responsibilities under the 1994 Plan to one or more officers of the Company. The Compensation Committee may not, however, delegate its authority with respect to grants and awards to individuals subject to Section 16 of the Exchange Act. As used in this summary, the term "Administrator" means the Compensation Committee or its delegate, as appropriate. The Administrator generally has the authority, within limitations described in the 1994 Plan, (i) to establish rules and policies concerning the 1994 Plan, (ii) to determine the persons to whom stock options, SARs, restricted shares of Common Stock, performance shares and, if the 1994 Plan amendments are approved by the Shareholders, stock awards not subject to restrictions, and cash incentive awards may be granted, (iii) to fix the number of shares of Common Stock to be covered by each award and the value of incentive awards, and (iv) to set the terms of each award. Each type of award is described below.

         Eligibility. Each employee of the Company, or an Affiliate (as defined in the 1994 Plan), including an employee who is a member of the Board of Directors, is eligible to participate in the 1994 Plan. The Administrator selects the individuals who will participate in the 1994 Plan ("Participants") but no person may participate in the 1994 Plan while he is a member of the Compensation Committee. Under the 1994 Plan, no Participant may be granted, in any calendar year, options for more than 390,000 shares of Common Stock or SARs for more than 390,000 shares of Common Stock. Options granted with related SARs shall be treated as a single award for purposes of applying the limitation in the preceding sentence. If the proposed amendments are approved by the Shareholders, each of those limits will be increased from 390,000 shares to 750,000 shares generally; and from 390,000 shares to 1,000,000 shares per year for each type of award in the case of option and SAR grants made to a newly hired individual. Also, under the current 1994 Plan, no Participant may be granted, in any calendar year, an award of more than 100,000 shares of restricted stock or an award of more than 100,000 performance shares. If the 1994 Plan amendments are approved by the Shareholders, the foregoing annual individual limits for restricted stock awards will also include stock awards that are not subject to restrictions on vesting. In addition, if the proposed amendments are approved by the Shareholders, each of those limits will be increased from 100,000 shares to 187,500 shares generally; and from 100,000 shares to 250,000 shares per year for each type of award in the case of restricted stock and performance share grants made to a newly hired individual. If the 1994 Plan amendments, which authorize cash incentive awards, are approved by the Shareholders, no Participant may receive an incentive award payment in any calendar year that exceeds $750,000.

         Options. A stock option entitles a Participant to purchase shares of Common Stock from the Company at the option price. The option price may be paid in cash, with shares of Common Stock, or with a combination of cash and shares of Common Stock. The option price is fixed by the Administrator at the time the option is granted, but the price cannot be less than the shares' fair market value on the date of grant. Options granted under the 1994 Plan may be incentive stock options ("ISOs") or nonqualified options. The differences between these two types of options are discussed below under "Federal Income Taxes."

         If the 1994 Plan amendments are approved by the Shareholders, and if provided in the option agreement, the Administrator may grant nonqualified options that are transferable to a Participant's spouse, children or grandchildren, to trusts for the benefit of such persons, or to partnerships in which those persons are the only partners, or to such other persons or entities as the Administrator may permit, on such terms and conditions as may be permitted under SEC Rule 16b-3 from time to time. The option will continue to be subject to the same terms and conditions following the transfer, and no such transferee may transfer the option other than by will or the laws of descent and distribution. An option and any Corresponding SAR (as defined below) that relates to the option must be transferred to the same persons or entities.

         The proposed amendments to the 1994 Plan also permit a Participant to defer all or part of the gain that would otherwise be recognized at the time a nonqualified option is exercised by electing deferred delivery of shares purchased on exercise.

         SARs. SARs may be granted under the 1994 Plan in relation to option grants ("Corresponding SARs") or independently of option grants. The difference between these two types of SARs is that to exercise a Corresponding SAR, the Participant must surrender unexercised that portion of the option to which the Corresponding SAR relates. SARs entitle the Participant to receive a payment based on a formula determined by the Administrator and set forth in an agreement with the Participant. In the absence of such a determination, the Participant is entitled to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the initial value of the SAR. The initial value of an SAR that is granted independently of an option is the fair market value of a share of Common Stock on the date of grant. The initial value of a Corresponding SAR is the option price per share of the related option. The amount payable upon the exercise of an SAR may be paid in cash, shares of Common Stock, or a combination of the two. If the 1994 Plan amendments are approved by the Shareholders, and if provided in the SAR agreement, the Administrator may also grant SARs that are transferable, subject to the same general conditions described above under "Options."

         Stock Awards. Under the unamended 1994 Plan, Participants may be awarded shares of restricted Common Stock and, if the 1994 Plan amendments are approved by the Shareholders, Participants may also receive stock awards not subject to restrictions. If the proposed amendments are approved by the Shareholders, the performance-based vesting component of outstanding restricted stock awards - which permits accelerated vesting of portions of the awards that would not otherwise occur until the third anniversary of grant - will be replaced with a vesting schedule that is exclusively tenure-based and that may result in earlier vesting of those portions of the grants. A Participant's rights in a restricted stock award are nontransferable or forfeitable or both unless certain conditions prescribed by the Administrator, in its discretion, are satisfied. These conditions may include, for example, a requirement that the Participant continue employment with the Company for a specified period or that the Company or the Participant achieve stated, performance-related objectives such as earnings per share, fair market value and return on assets. The proposed amendments to the 1994 Plan include the following performance measures as examples of those the Administrator may use to set standards that are prerequisites to vesting of restricted shares: the Company's return on equity, total earnings, earnings growth, return on capital, Common Stock price appreciation, FFO per share, FFO growth, total assets, peer shareholder returns, and increase in revenue per available room ("REVPAR"). The proposed amendments to the 1994 Plan permit a Participant to defer all or part of a restricted stock award, prior to vesting of that award, by electing to forfeit all or a portion of the award in exchange for a Deferred Stock Benefit, described below.

         Performance Share Awards. The 1994 Plan also provides for the award of performance shares. A performance share award entitles the Participant to receive a payment equal to the fair market value of a specified number of shares of Common Stock if certain standards are met. The Administrator prescribes the requirements that must be satisfied before a performance share award is earned. Those standards may be based on the fair market value of the shares of Common Stock, return on assets, earnings per share, or other objectives. To the extent that performance shares are earned, the obligation may be settled in cash, in shares of Common Stock, or by a combination of the two. The period in which performance is measured must be at least one year. The proposed amendments to the 1994 Plan include the following performance measures as examples of those the Administrator may use to set standards that are prerequisites to settlement of performance shares: the Company's return on equity, total earnings, earnings growth, return on capital, Common Stock price appreciation, FFO per share, FFO growth, total assets, peer shareholder returns, and increase in REVPAR. If the 1994 Plan amendments are approved by the Shareholders, and if provided in the performance shares agreement, the Administrator may also grant performance shares that are transferable, subject to the same general conditions described above under "Options."

         Deferred Stock Benefits. If the 1994 Plan amendments are approved by the Shareholders, the 1994 Plan will provide for the issuance of shares of Common Stock in settlement of Deferred Stock Benefits. Deferred Stock Benefits will be earned when a Participant elects to defer the delivery of shares purchased upon the exercise of a nonqualified stock option, or elects to forfeit all or a portion of an unvested restricted stock award, in exchange for a benefit that will be settled in shares of Common Stock at the time or times elected by the Participant, in accordance with the 1994 Plan.

         Incentive Awards. If the 1994 Plan amendments are approved by the Shareholders, a Participant may also receive a cash incentive award that will be earned if stated performance objectives and any other conditions prescribed by the Administrator are met. Performance objectives may be stated with respect to the Company's return on equity, total earnings, earnings growth, return on capital, Common Stock price appreciation, fair market value of the Common Stock, FFO per share, FFO growth, total assets, peer shareholder returns, increase in REVPAR, or other measures the Administrator may select.

         Change of Control and Other Acceleration Events. The Administrator currently has discretion to accelerate at any time the exercisability of options and SARs, and, if the 1994 Plan amendments are approved by the Shareholders, the Administrator will have discretion to accelerate at any time the vesting or settlement of restricted shares, performance shares, or incentive awards. Under the current 1994 Plan, all options, SARs, stock awards, and performance shares become exercisable, vested or earned, as applicable, upon a "Change of Control" of the Company (as defined in the 1994 Plan), except to the extent that such acceleration or any other payment the Participant has a right to receive from the Company or an Affiliate, whether or not made under the 1994 Plan, constitutes a "parachute payment" (as defined in Code section 280G). In such event, all such payments are reduced to the largest amount that will result in no portion being subject to an excise tax under Code section 4999. If the proposed amendments to the 1994 Plan are approved by the Shareholders, the foregoing limitation on full acceleration of all 1994 Plan awards (including cash incentive awards) or on the amount of other payments will no longer apply. In addition, the Company will indemnify the Participant for any excise tax liability, including additional excise, income and employment taxes incurred as a result of the initial indemnification payment.

         Share Authorization. All awards made under the 1994 Plan are evidenced by written agreements between the Company and the Participant. A maximum of 2,300,000 shares of Common Stock may be issued under the 1994 Plan as currently in effect. The maximum aggregate number of shares of Common Stock that may be issued currently under the 1994 Plan pursuant to an award of restricted stock and in full or partial settlement of an award of performance shares is 350,000 shares. These share limitations and the terms of outstanding awards will be adjusted, as the Compensation Committee deems appropriate, in the event of a stock dividend, stock split, combination, reclassification, recapitalization or other similar event. If the 1994 Plan amendments are approved by the Shareholders, the maximum number of shares of Common Stock issuable under the 1994 Plan will be 4,000,000, with up to 1,100,000 of those shares issuable as restricted stock and in settlement of performance shares. Approval of the 1994 Plan amendments by the Shareholders will also constitute approval of the portion of the January 1999 restricted stock awards (82,747 shares, allocated pro rata among all award recipients) granted subject to approval by the Shareholders of an increase in the number of shares that may be issued as restricted stock and in settlement of performance shares from 350,000 shares to 1,100,000 shares. If such approval is not granted, the cash value at the date of grant of such 82,717 shares will be awarded instead to the recipients.

         Termination and Amendment. No award may be granted under the current 1994 Plan more than ten years after the earlier of the date that the 1994 Plan was adopted by the Board or the date that it was approved by the Company's shareholders. If the 1994 Plan amendments are approved by the Shareholders, awards may be granted under the 1994 Plan through December 31, 2008. Under the current 1994 Plan, the Board may amend or terminate the 1994 Plan at any time, but an amendment will not become effective without shareholder approval if the amendment materially increases the aggregate number of shares of Common Stock that may be issued under the 1994 Plan (other than equitable adjustments on certain corporate transactions), changes the eligibility requirements, or increases the benefits to be awarded under the 1994 Plan. If the amendments to the 1994 Plan are adopted by the Shareholders, future increases to the maximum aggregate number of shares issuable under the 1994 Plan - other than certain equitable adjustments - will remain subject to shareholder approval, but the right to make other types of amendments to the 1994 Plan will rest solely with the Board.

         Awards. On July 6, 1994, Mr. McNeill, Sr. was granted options for 390,000 shares, Mr. Silver was granted options for 45,000 shares, and Ms. Parker was granted an option for 15,000 shares. On such date, Mr. Levine received an option for 150,000 shares, which he exercised for 90,000 shares in September 1997 and which he forfeited with respect to 60,000 shares upon his resignation as an officer of the Company in April 1998. Those 60,000 shares are again available for issuance under the 1994 Plan. All such options become exercisable in 20% annual installments beginning on the first anniversary of the date of grant, and have an exercise price of $12.50, the fair market value of a share of Common Stock on the date of grant. A portion of these awards are ISOs, with the balance being nonqualified options.

         In December 1996, Mr. McNeill, Sr. received 10,000 shares of restricted stock and Messrs. Silver and Levine each received 7,500 shares of restricted stock. Six thousand of the restricted shares granted to Mr. Levine were forfeited and are again available for issuance under the 1994 Plan. In July 1998, restricted stock awards under the 1994 Plan were granted to Mr. McNeill, Sr. (42,000 shares), Mr. Silver (40,000 shares), Mr. McNeill, Jr. (15,000 shares), Mr. Cooper (10,000), and other employees of the Company or an Affiliate (14,000 shares). In January 1999, restricted stock awards were granted to Mr. McNeill, Sr. (38,400 shares), Mr. Silver (32,000 shares), Mr. Dempsey (25,600 shares), Mr. McNeill, Jr. (12,800 shares), Mr. Cooper (6,400), and other employees of the Company or an Affiliate (9,600 shares). Except for Mr. McNeill, Sr.'s 1999 restricted stock award, all of the foregoing restricted stock awards vest in installments beginning on the third anniversary of the date of grant. If certain performance objectives are met by the Company, vesting of a portion of the 1996, 1998 and 1999 awards may occur as of the first or second anniversary of the date of grant. Mr. McNeill, Sr.'s January 1999 award will become fully vested on the third anniversary of the date of grant, subject to earlier vesting if the Company meets certain performance objectives. If the proposed amendments to the 1994 Plan are approved by the Shareholders, the vesting schedule in the foregoing awards will be replaced with a schedule that is solely tenure-based. In addition, a portion of the January 1999 awards (82,747 shares) was granted subject to the approval of the Shareholders of the amendments to the 1994 Plan that increase the 1994 Plan's limits on the number of shares that may be issued as restricted stock and in settlement of performance shares.

         In addition, a total of 69,123 shares of Common Stock were issued on February 11, 1998 in settlement of 1997 performance shares, and a total of 98,824 shares of Common Stock were issued on January 22, 1999, in settlement of 1998 performance share awards under the 1994 Plan. The 1997 and 1998 Performance Shares, respectively, included shares issued to Messrs. McNeill, Sr. (30,325 and 27,500), Levine (18,292-1997 only), Silver (7,500 and 27,000), Dempsey (27,000 -
1998 only), McNeill, Jr. (6,097 and 10,887), and Cooper (4,065 and 6,187). The
Common Stock was fully vested on issuance because the right to receive the shares was earned due to the Company's achievement of performance objectives specified in the terms of the performance share awards.

         Except for the above-described awards, neither the number of individuals who will be selected to participate in the 1994 Plan nor the type or size of awards that will be approved by the Compensation Committee can be determined. Except for the above-described awards, the Company also is unable to determine the number of individuals or the type or size of awards that would have been made under the 1994 Plan if the proposed amendments had been in effect in 1998.

         Federal Income Taxes. No income is recognized by a Participant at the time an option is granted. If the option is an ISO, no income will be recognized upon the Participant's exercise of the option. Income is recognized by a Participant when he disposes of shares acquired under an ISO. The exercise of a nonqualified share option generally is a taxable event that requires the Participant to recognize, as ordinary income, the difference between the shares' fair market value and the option price. An election to defer delivery of shares purchased on exercise of a nonqualified stock option generally will result in a deferral of the income recognition event until such shares are delivered.

         No income is recognized upon the grant of an SAR. The exercise of an SAR generally is a taxable event. A Participant generally must recognize income equal to any cash that is paid and the fair market value of shares of Common Stock that are received in settlement of an SAR.

         A Participant will recognize income on account of a stock award on the first day that the shares are either transferable or not subject to a substantial risk of forfeiture. The amount of income recognized by the Participant is equal to the fair market value of the shares of Common Stock received on that date.

         A Participant will recognize income on account of the settlement of a performance share award. A Participant will recognize income equal to any cash that is paid and the fair market value of shares of Common Stock (on the date that the shares are first transferable or not subject to a substantial risk of forfeiture) that are received in settlement of the award.

         No income is recognized on the grant of a cash incentive award. The employer (either the Company or its Affiliate) will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified option or an SAR, the vesting of a stock award and the settlement of a performance share award or an incentive award. The amount of the deduction is equal to the ordinary income recognized by the Participant. The employer will not be entitled to a federal income tax deduction on account of the grant or the exercise of an ISO. The employer may claim a federal income tax deduction on account of certain dispositions of shares of Common Stock acquired upon the exercise of an ISO.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF PROPOSAL TWO.


                 PROPOSAL THREE -- AMENDMENT TO DIRECTORS' PLAN

         The Board of Directors adopted the Directors' Plan to attract and retain Independent Directors. On February 26, 1999, the Board adopted an amendment to the Directors' Plan that would, among other things, eliminate certain restrictions no longer required by Section 16 of the Exchange Act and the rules thereunder. That change will give the Board increased flexibility in determining the stock-based component of Independent Director compensation by giving the Board sole authority to change the size, type and timing of awards under the Directors' Plan to respond to market conditions or compensate Independent Directors for increased responsibilities. Consistent with these changes, the Board of Directors also seeks approval of certain awards which were granted to the Independent Directors in 1998 subject to shareholder approval. Finally, the amendments provide for accelerated vesting or exercisability of awards in the event of a Change of Control of the Company, and make the Independent Directors whole for any associated excise tax liabilities. The Board of Directors is proposing for approval by the Shareholders the amendments to the Directors' Plan described below. The Board of Directors recommends a vote FOR adoption of Proposal Three.

         The following paragraphs summarize the more significant features of the Directors' Plan. The summary is subject, in all respects, to the terms of the Directors' Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the Directors' Plan to any person to whom a copy of this Proxy Statement is delivered.

                         SUMMARY OF THE DIRECTORS' PLAN

         Eligibility. The Directors' Plan currently provides for the award of options to purchase Common Stock to each Independent Director of the Company, and permits Independent Directors to participate in the Stock Purchase Program, described below. No director who is an employee of the Company or an affiliate is eligible to participate in the Directors' Plan.

         Options. The Directors' Plan provides that each Independent Director will be awarded an option for 1,000 shares of Common Stock at the first Board meeting following each annual meeting of the Company's shareholders. Options have been awarded under the Directors' Plan since the April 1995 annual meeting. The price per share of Common Stock purchased on the exercise of an option is the fair market value of a share of Common Stock on the date the option is granted. The exercise price must be paid in a single sum, in cash. Options issued under the Directors' Plan are exercisable for ten years from the date of grant. The maximum number of shares of Common Stock that can be issued pursuant to the exercise of options under the current Directors' Plan is 50,000. Additional shares may be issued under the Directors' Plan pursuant to the Stock Purchase Program, discussed below. The share authorization relating to options, the terms of outstanding options, and the number of shares for which options will thereafter be awarded shall be subject to adjustment in the event of a stock dividend, stock split, reclassification, recapitalization or other similar event.

         An option granted under the Directors' Plan may be exercised in whole or in part at any time on or after the date of grant, whether or not a director is a member of the Board on the exercise date.

         No income will be recognized by an Independent Director at the time an option is granted under the Directors' Plan. The exercise of an option generally is a taxable event that requires the holder to recognize, as ordinary income, the difference between the option price and the shares' fair market value on the date of exercise. The Company will be entitled to claim a federal income tax deduction on account of the exercise of an option. The amount of the deduction is equal to the ordinary income recognized by the option holder.

         Stock Purchase Program. The Stock Purchase Program allows each Independent Director to elect to receive payment of all or part of his retainer fee, meeting fees, or both in the form of Common Stock. The value of any Common Stock received in lieu of cash retainer or meeting fees equals 125% of the amount of the cash fees otherwise payable to the Independent Director.

         Common Stock is to be issued to each Independent Director who participates in the Stock Purchase Program on the dates that his retainer fee and meeting fees are otherwise payable. The number of shares issued will be determined by dividing 125% of the portion of the fees subject to the Independent Director's election by the fair market value of the Common Stock on the day preceding the date of payment. The value of a fractional share, and the remainder of the Independent Director's fees (if any), will be paid in cash.

         Elections to purchase Common Stock under the Stock Purchase Program with respect to retainer fees must be made prior to the first month of the quarter for which cash fees would be payable absent the election and, with respect to meeting fees, must be made prior to the first day of the month in which the meeting for which cash fees would be payable absent the election is held. Elections to purchase Common Stock under the Stock Purchase Program will be effective with respect to fees payable on and after the election date. An Independent Director will be permitted to (i) increase or decrease the fees that will be applied to purchase Common Stock and (ii) cease purchases of Common Stock.

         Shareholder Rights. An Independent Director will have no rights as a shareholder with respect to shares of Common Stock subject to an option until the option is exercised, and no rights as a shareholder with respect to participation in the Stock Purchase Program until the date of issuance of shares of Common Stock pursuant to the Stock Purchase Program.

         Awards Subject to Shareholder Approval. In August 1998, the Board of Directors granted to each of Messrs. Thomas, Deupree, and McLeary, subject to shareholder approval of an amendment to the Directors' Plan effecting the awards, a nonqualified stock option for 5,000 shares of Common Stock and a restricted stock award covering 5,000 shares of Common Stock. In December 1998, the Board granted to Mr. Schulz, subject to shareholder approval of an amendment to the Directors' Plan effecting the award, a restricted stock award covering 5,000 shares of Common Stock. The options were granted with an exercise price equal to the fair market value of a share of Common Stock on the date of grant and will become exercisable for 1,000 shares on each of the first through fifth anniversaries of the date of grant if the Independent Director is a member of the Board on the applicable anniversary, subject to accelerated exercisability if an Independent Director ceases to serve on the Board due to death or disability. The restricted stock awards will vest with respect to 1,000 shares on the date of the 1999 Annual Meeting if the awards are approved by the Shareholders, and with respect to an additional 1,000 shares on each of the first through fourth anniversaries of the date of grant, subject to accelerated vesting if an Independent Director ceases to serve on the Board due to death or disability. A vote for the adoption of the amendments to the Directors' Plan includes approval of the foregoing awards.

         Future Awards. If the amendments to the Directors' Plan are approved by the Shareholders, the Board will have the flexibility to provide for future grants of options, stock, or other types of stock-based compensation to Independent Directors, on terms deemed appropriate by the Board from time to time. Such flexibility will enable the Board to attract new Independent Directors and adopt compensation packages that are responsive to market trends, that remain competitive and that continue to associate the interests of the Independent Directors with the interests of the Shareholders. Each award to an Independent Director must be approved by the Board of Directors in a manner that enables the award to be treated as an exempt grant for purposes of the short-swing profits liability provisions of Section 16 of the Exchange Act and the rules thereunder.

         Amendment and Termination. As currently in effect, the Directors' Plan provides that the Board may amend or terminate the Directors' Plan, but that an amendment will not become effective without shareholder approval if the amendment materially increases the benefits that may be provided or changes the eligibility requirements under the Directors' Plan. Consistent with recent changes to Section 16 of the Exchange Act and the rules thereunder, and to provide the flexibility described above under "Future Awards," if the proposed amendment is approved by the Shareholders, future changes to the terms and types of awards to be granted under the Directors' Plan will not be required to be submitted to the Company's shareholders even if the amendments materially increase the benefits to be provided or change the eligibility requirements under the Directors' Plan. Under the current Plan, no options may be granted and no Stock Purchase Program election may be made with respect to fees payable, after the first Board of Directors meeting following the annual meeting of the Company's shareholders in 2004. If the proposed amendments are adopted, awards may be granted under the Directors' Plan and Stock Purchase Program elections may be made through the date of the first Board of Directors meeting following the annual meeting of the Company's shareholders in 2008.

         Change of Control and Other Acceleration Events. If the Directors' Plan amendments are approved by the Shareholders, all awards granted under the Directors' Plan will become fully exercisable or vested or will be earned in full (as applicable) upon a Change of Control of the Company or in the event a Director ceases to serve on the Board due to death or disability. Under the proposed amendments to the Directors' Plan, in the event a Director incurs an excise tax under Code section 4999 and any payment under the Directors' Plan is a "parachute payment" under that Code section, the Company will indemnify the Director for his excise tax liability, including additional excise, income and self-employment tax liability incurred as a result of the initial indemnification payment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF PROPOSAL THREE.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

      The Board of Directors will provide for presentation of proposals by the Company's shareholders at its annual meeting of shareholders for 2000, provided that such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the SEC regarding shareholder proposals and the Bylaws, a copy of which is available upon written request from the Secretary of the Company.

      Shareholder proposals intended to be submitted for presentation at the Company's annual meeting of shareholders for 2000 must be in writing and must be received by the Company at its executive offices on or before January 7, 2000 for inclusion in the Company's proxy statement and the form of proxy relating to the 2000 annual meeting. The determination by the Company of whether it will oppose inclusion of any proposal in its proxy statement and form of proxy will be made on a case-by-case basis in accordance with its judgment, the Bylaws and the relevant regulations of the SEC. Proposals received after January 7, 2000 will not be considered for inclusion in the Company's proxy materials for its 2000 annual meeting of shareholders.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      PricewaterhouseCoopers L.L.P. has served as independent public accountants and auditors for the Company and its subsidiaries for the year ended December 31, 1998, and the Board of Directors has selected PricewaterhouseCoopers L.L.P. to continue to so serve for the year ending December 31, 1999, until and unless changed by action of the Board of Directors.

      A representative of PricewaterhouseCoopers L.L.P. is expected to be present at the Annual Meeting. Such representative will have the opportunity to make a statement if so desired and is expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters other than Proposals One through Three to be brought before the Annual Meeting. In the event that any other matters requiring a vote of the Shareholders are properly brought before the Annual Meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

      The Company will furnish to each beneficial owner of Common Stock entitled to vote at the Annual Meeting, upon written request to Donald H. Dempsey, the Company's Executive Vice President, Secretary, Treasurer and Chief Financial Officer, at 7700 Wolf River Boulevard, Germantown, Tennessee 38138, telephone
(901) 754-7774, a copy of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1998, including the financial statements and financial statement schedules filed by the Company with the SEC.




                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        DONALD H. DEMPSEY, SECRETARY


April 2, 1999

                                                                      Appendix A


                                EQUITY INNS, INC.

                            1994 STOCK INCENTIVE PLAN

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN



ARTICLE I DEFINITIONS............................................................6

         1.01. Acquiring Person..................................................6
         1.02. Administrator.....................................................6
         1.03. Affiliate.........................................................6
         1.04. Agreement.........................................................6
         1.05. Associate.........................................................6
         1.06. Board.............................................................6
         1.07. Change in Control.................................................7
         1.08. Code..............................................................7
         1.09. Committee.........................................................8
         1.10. Common Stock......................................................8
         1.11. Company...........................................................8
         1.12. Continuing Director...............................................8
         1.13. Control Affiliate.................................................8
         1.14. Control Change Date...............................................8
         1.15. Corresponding SAR.................................................8
         1.16. Deferred Stock Benefit............................................8
         1.17. Exchange Act......................................................9
         1.18. Fair Market Value.................................................9
         1.19. Incentive Award...................................................9
         1.20. Initial Value.....................................................9
         1.21. Option............................................................9
         1.22. Participant.......................................................9
         1.23. Performance Shares...............................................10
         1.24. Person...........................................................10
         1.25. Plan.............................................................10
         1.26. Related Entity...................................................10
         1.27. SAR..............................................................10
         1.28. Services.........................................................11
         1.29. Stock Award......................................................11

ARTICLE II PURPOSES.............................................................12


ARTICLE III ADMINISTRATION......................................................13


ARTICLE IV ELIGIBILITY..........................................................14

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN


ARTICLE V COMMON STOCK SUBJECT TO PLAN..........................................15

         5.01. Common Stock Issued..............................................15
         5.02. Aggregate Limit..................................................15
         5.03. Reallocation of shares...........................................15

ARTICLE VI OPTIONS..............................................................17

         6.01. Award............................................................17
         6.02. Option Price.....................................................17
         6.03. Maximum Option Period............................................17
         6.04. Nontransferability...............................................17
         6.05. Transferable Options.............................................18
         6.06. Employee Status..................................................18
         6.07. Exercise.........................................................18
         6.08. Payment..........................................................19
         6.09. Change in Control................................................19
         6.10. Shareholder Rights...............................................19
         6.11. Disposition of shares............................................19
         6.12. Deferred Stock Benefits..........................................19

ARTICLE VII SARS................................................................20

         7.01. Award............................................................20
         7.02. Maximum SAR Period...............................................20
         7.03. Nontransferability...............................................20
         7.04. Transferable SARs................................................20
         7.05. Exercise.........................................................21
         7.06. Change in Control................................................21
         7.07. Employee Status..................................................21
         7.08. Settlement.......................................................22
         7.09. Shareholder Rights...............................................22

ARTICLE VIII STOCK AWARDS.......................................................23

         8.01. Award............................................................23
         8.02. Vesting..........................................................23
         8.03. Performance Objectives...........................................23
         8.04. Employee Status..................................................23
         8.05. Change in Control................................................24
         8.06. Shareholder Rights...............................................24

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN


         8.07. Deferred Stock Benefits..........................................24

ARTICLE IX PERFORMANCE SHARE AWARDS.............................................25

         9.01. Award............................................................25
         9.02. Earning the Award................................................25
         9.03. Payment..........................................................25
         9.04. Shareholder Rights...............................................25
         9.05. Nontransferability...............................................26
         9.06. Transferable Performance Shares..................................26
         9.07. Employee Status..................................................26
         9.08. Change in Control................................................26

ARTICLE X INCENTIVE AWARDS......................................................27

         10.01. Award...........................................................27
         10.02. Terms and Conditions............................................27
         10.03. Nontransferability..............................................27
         10.04. Transferable Incentive Awards...................................27
         10.05. Employee Status.................................................28
         10.06. Change in Control...............................................28
         10.07. Shareholder Rights..............................................28

ARTICLE XI INDEMNIFICATION......................................................29


ARTICLE XII ADJUSTMENT UPON CHANGE IN COMMON STOCK..............................30


ARTICLE XIII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES..............31


ARTICLE XIV GENERAL PROVISIONS..................................................32

         14.01. Effect on Employment and Service................................32
         14.02. Unfunded Plan...................................................32
         14.03. Rules of Construction...........................................32

ARTICLE XV AMENDMENT............................................................33


ARTICLE XVI DURATION OF PLAN....................................................34

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN


ARTICLE XVII EFFECTIVE DATE OF PLAN.............................................35

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

                                    ARTICLE I
                                   DEFINITIONS

1.01.    ACQUIRING PERSON

         Acquiring Person means that a Person, considered alone or together with all Control Affiliates and Associates of that Person, is or becomes directly or indirectly the beneficial owner (as defined in Rule 13d-3 under the Exchange
Act) of securities representing at least twenty percent (20%) of (i) the Company's then outstanding securities entitled to vote generally in the election of the Board; or (ii) Services' then outstanding securities entitled to vote generally in the election of the Board of Directors of Services.

1.02.    ADMINISTRATOR

         Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III.

1.03.    AFFILIATE

         Affiliate means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company.

1.04.    AGREEMENT

         Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Shares, an Incentive Award or an Option or SAR granted to such Participant.

1.05.    ASSOCIATE

         Associate, with respect to any Person, is defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. An Associate does not include the Company or a majority-owned subsidiary of the Company.

1.06.    BOARD

         Board means the Board of Directors of the Company.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

1.07.    CHANGE IN CONTROL

         Change in Control means (i) a Person is or becomes an Acquiring Person;
(ii) holders of the securities of the Company entitled to vote thereon approve any agreement with a Person (or, if such approval is not required by applicable law and is not solicited by the Company, the closing of such an agreement) that involves the transfer of at least fifty percent (50%) of the Company's total assets on a consolidated basis, as reported in the Company's consolidated financial statements filed with the Securities and Exchange Commission; (iii) holders of the securities of the Company entitled to vote thereon approve a transaction (or, if such approval is not required by applicable law and is not solicited by the Company, the closing of such a transaction) pursuant to which the Company will undergo a merger, consolidation, or statutory share exchange with a Person, regardless of whether the Company is intended to be the surviving or resulting entity after the merger, consolidation, or statutory share exchange, other than a transaction that results in the voting securities of the Company carrying the right to vote in elections of persons to the Board outstanding immediately prior to the closing of the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 66 2/3% (sixty-six and two-thirds percent) of the Company's voting securities carrying the right to vote in elections of persons to the Company's Board, or such securities of such surviving entity, outstanding immediately after the closing of such transaction;
(iv) the Continuing Directors cease for any reason to constitute a majority of the Board; (v) holders of the securities of the Company entitled to vote thereon approve a plan of complete liquidation of the Company or an agreement for the sale or liquidation by the Company of substantially all of the Company's assets (or, if such approval is not required by applicable law and is not solicited by the Company, the commencement of actions constituting such a plan or the closing of such an agreement); or (vi) the Board adopts a resolution to the effect that, in its judgment, as a consequence of any one or more transactions or events or series of transactions or events, a Change in Control of Services or of the Company has effectively occurred. The Board shall be entitled to exercise its sole and absolute discretion in exercising its judgment and in the adoption of such resolution, whether or not any such transaction(s) or event(s) might be deemed, individually or collectively, to satisfy any of the criteria set forth in subparagraphs (i) through (v) above.

1.08.    CODE

         Code means the Internal Revenue Code of 1986, and any amendments thereto.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

1.09.    COMMITTEE

         Committee means the Compensation Committee of the Board.

1.10.    COMMON STOCK

         Common Stock means the common stock of the Company.

1.11.    COMPANY

         Company means Equity Inns, Inc.

1.12.    CONTINUING DIRECTOR

         Continuing Director means any member of the Board, while a member of the Board and (i) who was a member of the Board on March 1, 1999 or (ii) whose nomination for or election to the Board was recommended or approved by a majority of the Continuing Directors.

1.13.    CONTROL AFFILIATE

         Control Affiliate with respect to any Person, means an affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

1.14.    CONTROL CHANGE DATE

         Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the "Control Change Date" is the date of the last of such transactions.

1.15.    CORRESPONDING SAR

         Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.16.    DEFERRED STOCK BENEFIT

         Deferred Stock Benefit means a benefit earned by a Participant pursuant to a deferral election with respect to an option that is not an incentive stock option or a Stock Award granted under this Plan, if such elections are permitted by the Administrator, which shall be payable in shares of Common Stock, on the terms specified by the Administrator.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

1.17.    EXCHANGE ACT

         Exchange Act means the Securities Exchange Act of 1934, as amended as of January 1, 1990.

1.18.    FAIR MARKET VALUE

         Fair Market Value means, on any given date, the reported "closing" price of a share of Common Stock in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. The preceding sentence to the contrary notwithstanding, if the Common Stock is listed upon an established stock exchange or exchanges, the Fair Market Value on any given date shall be the highest closing price of the Common Stock on such exchange or exchanges. If, on any given date, no share of Common Stock is traded on the New York over-the-counter market or on an established stock exchange, then Fair Market Value shall be determined with reference to the next preceding day that the Common Stock was so traded.

1.19.    INCENTIVE AWARD

         Incentive Award means an award which, subject to such terms and conditions as may be prescribed by the Administrator, entitles the Participant to receive a cash payment from the Company or an Affiliate.

1.20.    INITIAL VALUE

         Initial Value means, with respect to a corresponding SAR, the option price per share of the related Option and, with respect to a SAR granted independently of an Option, the Fair Market Value of one share of Common stock on the date of grant.

1.21.    OPTION

         Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.22.    PARTICIPANT

         Participant means an employee of the Company or an Affiliate, including an employee who is a member of the Board, who satisfies the requirements of
Article IV

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

and is selected by the Administrator to receive an award of Performance Shares, a Stock Award, an Option, an SAR, an Incentive Award or a combination thereof.

1.23.    PERFORMANCE SHARES

         Performance Shares means an award, in the amount determined by the Administrator, stated with reference to a specified number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a cash payment or shares of Common Stock or a combination thereof.

1.24.    PERSON

         Person means any human being, firm, corporation, partnership, or other entity. "Person" also includes any human being, firm, corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Exchange Act. The term "Person" does not include the Company, Services or any Related Entity, and the term Person does not include any employee-benefit plan maintained by the Company, Services, or any Related Entity, and any person or entity organized, appointed, or established by the Company, Services or any Related Entity for or pursuant to the terms of any such employee-benefit plan, unless the Board or Services' Board determines that such an employee-benefit plan or such person or entity is a "Person".

1.25.    PLAN

         Plan means the Equity Inns, Inc. 1994 Stock Incentive Plan.

1.26.    RELATED ENTITY

         Related Entity means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Sections 1563(a), 414(b) or 414(c) of the Code.

1.27.    SAR

         SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Administrator and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to "SARs"

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.28.    SERVICES

         Services means Equity Inns Services, Inc.

1.29.    STOCK AWARD

         Stock Award means shares of Common Stock awarded to a Participant under
Article VIII.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

                                   ARTICLE II
                                    PURPOSES

         The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code ("incentive stock options") and Options not so qualifying, and the grant of SARs, Stock Awards, Performance Shares and Incentive Awards, and the deferral of income with respect to Options and Stock Awards in accordance with the Plan and procedures that may be established by the Administrator. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

                                   ARTICLE III
                                 ADMINISTRATION

         The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Stock Awards, Performance Shares, Incentive Awards, Options and SARs upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an award of Performance Shares or an Incentive Award. Notwithstanding any such conditions, the Administrator may, in its discretion, (i) accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which an Incentive Award or award of Performance Shares may be settled or (ii) suspend the forfeiture of any award made under this Plan. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements and documents relating to the deferral of income with respect to Options and Stock Awards; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Stock Award, Incentive Award or award of Performance Shares. All expenses of administering this Plan shall be borne by the Company.

         The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

                                   ARTICLE IV
                                   ELIGIBILITY

         Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Directors of the Company who are employees of the Company or an Affiliate may be selected to participate in this Plan.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

                                    ARTICLE V
                          COMMON STOCK SUBJECT TO PLAN

5.01.    COMMON STOCK ISSUED

         Upon the award of Common Stock pursuant to a Stock Award or in settlement of an award of Performance Shares, the Company may issue Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock. On the distribution of Deferred Stock Benefits, the Company may issue shares of Common Stock from its authorized but unissued Common Stock.

5.02.    AGGREGATE LIMIT

         The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to the exercise of SARs and Options and the grant of Stock Awards, the settlement of Performance Shares and the distribution of Deferred Stock Benefits is 4,000,000 shares. The maximum aggregate number of shares of Common Stock that may be issued under this Plan as Stock Awards (or as the portion of a Deferred Stock Benefit that represents forfeited shares of Common Stock subject to such awards) and in settlement of Performance Shares is 1,100,000 shares. The maximum aggregate number of shares of Common Stock that may be issued under this Plan and the maximum number of shares of Common Stock that may be issued as Stock Awards (and Deferred Stock Benefits that represent forfeited shares of Common Stock subject to such awards) and in settlement of Performance Shares shall be subject to adjustment as provided in Article XII. Shares of Common Stock issued in settlement of a Deferred Stock Benefit, and the shares of Common Stock subject to the Option or Stock Award or portion thereof with respect to which such Deferred Stock Benefit was elected, shall be counted toward the foregoing limits only once (even in the case of shares subject to a Stock Award that are canceled in connection with a Deferred Stock Benefit election).

5.03.    REALLOCATION OF SHARES

         If an Option is terminated, in whole or in part, for any reason other than its exercise (including an exercise that results in a Deferred Stock Benefit) or the exercise of a Corresponding SAR that is settled with shares of Common Stock, the number of shares allocated to the Option or portion thereof may be reallocated to other Options, SARs, Performance Shares, and Stock Awards to be granted, and to

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

Deferred Stock Benefits to be distributed, under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise that is settled with shares of Common Stock or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Options, SARs, Performance Shares, and Stock Awards to be granted, and Deferred Stock Benefits to be distributed, under this Plan. If an award of Performance Shares is terminated, in whole or in part, for any reason other than its settlement with shares of Common Stock, the number of shares allocated to the Performance Share award or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted, and Deferred Stock Benefits to be distributed, under this Plan. If a Stock Award is forfeited, in whole or in part, for any reason (other than a cancellation that results in a Deferred Stock Benefit), the number of shares of Common Stock allocated to the Stock Award or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted, and Deferred Stock Benefits to be distributed, under this Plan. If a Deferred Stock Benefit is forfeited, in whole or in part, the number of shares of Common Stock allocated to the Deferred Stock Benefit or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted, and to the other Deferred Stock Benefits to be distributed, under the Plan.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

                                   ARTICLE VI
                                     OPTIONS

6.01.    AWARD

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may be granted Options in any calendar year covering more than 750,000 shares. Notwithstanding the foregoing, a newly-hired individual may be granted Options for up to 1,000,000 shares in a calendar year. A Participant's status as a newly-hired individual shall be determined, and the foregoing limits shall be implemented, by the Administrator in its discretion.

6.02.    OPTION PRICE

         The price per share for shares of Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted.

6.03.    MAXIMUM OPTION PERIOD

         The maximum period in which an Option may be exercised shall be determined by the Administrator on the date of grant, except that no Option that is an incentive stock option shall be exercisable after the expiration of ten years from the date such Option was granted. The terms of any Option that is an incentive stock option may provide that it is exercisable for a period less than such maximum period.

6.04.    NONTRANSFERABILITY

         Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

6.05.    TRANSFERABLE OPTIONS

         Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.    EMPLOYEE STATUS

         For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

6.07.    EXERCISE

         Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares of Common Stock having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN


Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.    PAYMENT

         Subject to rules established by the Administrator and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, a cash equivalent acceptable to the Administrator, or with shares of Common Stock. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.09.    CHANGE IN CONTROL

         Section 6.07 to the contrary notwithstanding, each outstanding Option shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date.

6.10.    SHAREHOLDER RIGHTS

         No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

6.11.    DISPOSITION OF SHARES

         A Participant shall notify the Company of any sale or other disposition of shares acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of shares to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

6.12.    DEFERRED STOCK BENEFITS

         If permitted by the Administrator, and in accordance with any procedures so established, a Participant may elect to defer all or part of the gain attributable to the exercise of an Option that is not an incentive stock option and thereby elect a Deferred Stock Benefit. The terms and conditions of such an election and the Deferred Stock Benefit shall be determined by the Administrator.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

                                   ARTICLE VII
                                      SARS

7.01.    AWARD

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may be granted SARs in any calendar year covering more than 750,000 shares of Common Stock. Notwithstanding the foregoing, a newly-hired Participant may be granted SARs for up to 1,000,000 shares in a calendar year. A Participant's status as a newly-hired individual shall be determined, and the foregoing limits shall be implemented, by the Administrator in its discretion. For purposes of the foregoing limits, an Option and Corresponding SAR shall be treated as a single award. In addition no Participant may be granted Corresponding SARs (under all incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.02.    MAXIMUM SAR PERIOD

         The term of each SAR shall be determined by the Administrator on the date of grant, except that no Corresponding SAR that is related to an incentive stock option shall have a term of more than ten years from the date such related Option was granted. The terms of any Corresponding SAR that is related to an incentive stock option may provide that it has a term that is less than such maximum period.

7.03.    NONTRANSFERABILITY

         Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.    TRANSFERABLE SARS

         Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an incentive stock option,

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05.    EXERCISE

         Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.    CHANGE IN CONTROL

         Section 7.05 to the contrary notwithstanding, each outstanding SAR shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date.

7.07.    EMPLOYEE STATUS

         If the terms of any SAR provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

7.08.    SETTLEMENT

         At the Administrator's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.09.    SHAREHOLDER RIGHTS

         No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

                                  ARTICLE VIII
                                  STOCK AWARDS


8.01.    AWARD

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares covered by such awards; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 187,500 shares. Notwithstanding the foregoing, a newly-hired individual may be granted Stock Awards for up to 250,000 shares of Common Stock in a calendar year. A Participant's status as a newly-hired individual shall be determined, and the foregoing limits shall be implemented, by the Administrator in its discretion.

8.02.    VESTING

         The Administrator, on the date of the award, may prescribe that a Participant's rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

8.03.    PERFORMANCE OBJECTIVES

         In accordance with Section 8.02, the Administrator may prescribe that Stock Awards will become vested or transferable or both based on objectives stated with respect to the Company's return on equity, total earnings, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, funds from operations per share, funds from operations growth, total assets, peer shareholder returns, increase in revenue per available room, or such other measures as may be selected by the Administrator. If the Administrator, on the date of award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives, the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Administrator certifies that such objectives have been achieved.

8.04.    EMPLOYEE STATUS

         In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

disability, or other reasons shall not be deemed interruptions of continuous employment.

8.05.    CHANGE IN CONTROL

         Sections 8.02, 8.03 and 8.04 to the contrary notwithstanding, each outstanding Stock Award shall be transferable and nonforfeitable on and after a Control Change Date.

8.06.    SHAREHOLDER RIGHTS

         Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares granted under the Stock Award are transferable and are no longer forfeitable.

8.07.    DEFERRED STOCK BENEFITS

         If permitted by the Administrator, and in accordance with any procedures so established, a Participant may elect to forfeit all or a portion of a Stock Award and receive a Deferred Stock Benefit in lieu of such forfeited Stock Award or portion thereof. The terms and conditions of such an election and the Deferred Stock Benefit shall be determined by the Administrator.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

                                   ARTICLE IX
                            PERFORMANCE SHARE AWARDS

9.01.    AWARD

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an award of Performance Shares is to be made and will specify the number of shares covered by such awards; provided, however, that no Participant may receive an award of Performance Shares in any calendar year for more than 187,500 shares of Common Stock. Notwithstanding the foregoing, a newly-hired individual may receive Performance Shares for up to 250,000 shares of Common Stock. A Participant's status as a newly-hired individual shall be determined, and the foregoing limits shall be implemented, by the Administrator in its discretion.

9.02.    EARNING THE AWARD

         The Administrator, on the date of the grant of an award, shall prescribe that the Performance Shares, or portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Shares, only upon the satisfaction of performance objectives and such other criteria as may be prescribed by the Administrator during a performance measurement period of at least one year. The performance objectives may be stated with respect to the Company's return on equity, total earnings, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, funds from operations per share, funds from operations growth, total assets, peer shareholder returns, increase in revenue per available room, or such other measures as may be selected by the Administrator. No payments will be made with respect to Performance Shares unless, and then only to the extent that, the Administrator certifies that such objectives have been achieved.

9.03.    PAYMENT

         In the discretion of the Administrator, the amount payable when an award of Performance Shares is earned may be settled in cash, by the issuance of shares of Common Stock, or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

9.04.    SHAREHOLDER RIGHTS

         No Participant shall, as a result of receiving an award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

Shares is earned and settled in shares of Common Stock. After an award of Performance Shares is earned and settled in shares, a Participant will have all the rights of a shareholder as described in Section 8.06.

9.05.    NONTRANSFERABILITY

         Except as provided in Section 9.06, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.06.    TRANSFERABLE PERFORMANCE SHARES

         Section 9.05 to the contrary notwithstanding, if the Agreement provides, an award of Performance Shares may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities and Exchange Commission Rule 16b-3 as in effect from time to time. The holder of Performance Shares transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

9.07.    EMPLOYEE STATUS

         In the event that the terms of any Performance Share award provide that no payment will be made unless the Participant completes a stated period of employment, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

9.08.    CHANGE IN CONTROL

         Sections 9.02 to the contrary notwithstanding, on and after a Control Change Date, each outstanding Performance Share award shall be earned as of a Control Change Date. To the extent the Agreement provides that the Performance Share award will be settled with shares of Common Stock, such shares shall be nonforfeitable and transferable as of the Control Change Date.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

                                    ARTICLE X
                                INCENTIVE AWARDS

10.01.   AWARD

         The Administrator shall designate Participants to whom Incentive Awards are made. All Incentive Awards shall be finally determined exclusively by the Administrator under the procedures established by the Administrator; provided, however, that no Participant may receive an Incentive Award payment in any calendar year that exceeds $750,000.

10.02.   TERMS AND CONDITIONS

         The Administrator, at the time an Incentive Award is made, shall specify the terms and conditions which govern the award. Such terms and conditions shall prescribe that the Incentive Award shall be earned only upon, and to the extent that, performance objectives are satisfied. The performance objectives may be stated with respect to the Company's return on equity, total earnings, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, funds from operations per share, funds from operations growth, total assets, peer shareholder returns, increase in revenue per available room, or such other measures as may be selected by the Administrator. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Company or an Affiliate. The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participant's death, disability, or retirement.

10.03.   NONTRANSFERABILITY

         Except as provided in Section 10.04, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10.04.   TRANSFERABLE INCENTIVE AWARDS

         Section 10.03 to the contrary notwithstanding, if provided in an Agreement, an Incentive Award may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or to a partnership in which such family members are the only partners, on such terms

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

and conditions as may be permitted by Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Incentive Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.

10.05.   EMPLOYEE STATUS

         If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

10.06.   CHANGE IN CONTROL

         Section 10.02 to the contrary notwithstanding, any Incentive Award shall be earned in its entirety as of a Control Change Date.

10.07.   SHAREHOLDER RIGHTS

         No Participant shall, as a result of receiving an Incentive Award, have any rights as a shareholder of the Company or any Affiliate on account of such award.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

                                   ARTICLE XI
                                 INDEMNIFICATION

         A Participant shall be entitled to a payment under this Article XI if
(a) any benefit, payment, accelerated exercisability or vesting or other right under this Plan constitutes a "parachute payment" (as defined in Code Section 280G(b)(2)(A), but without regard to Code Section 280G(b)(2)(A)(ii)), with respect to such Participant and (b) the Participant incurs a liability under Code Section 4999. The amount payable to a Participant described in the preceding sentence shall be the amount required to indemnify the Participant and hold him harmless from the application of Code Sections 280G and 4999. To effect this indemnification, the Company must pay such Participant an amount sufficient to pay the excise tax imposed on Participant under Code Section 4999 with respect to benefits, payments, accelerated exercisability and vesting and other rights under this Plan and any other plan or agreement, and any income, employment, hospitalization, excise or other taxes attributable to the indemnification payment. The benefit payable under this Article XI shall be calculated and paid not later than the earlier of (i) the date any "Termination Payment," as defined in the Change in Control and Termination Agreement (if any) between the Participant and the Company, is due, or (ii) twenty days after the date (or extended filing date) on which the tax return reflecting liability for the Code section 4999 excise tax is required to be filed with the Internal Revenue Service. Furthermore, a benefit may be payable under this Article whether or not any benefit has yet become or ever becomes payable under any Change in Control and Termination Agreement between the Participant and the Company. To the extent such Change in Control and Termination Agreement or any other plan or agreement also requires that a Participant be indemnified and held harmless from the application of Code Sections 280G and 4999, any such indemnification and the amount required to be paid to a Participant under this
Article XI shall be coordinated so that such indemnification is paid only once and the Company's obligation under this Article XI shall be satisfied to the extent of any such other payment (and vice versa).

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

                                   ARTICLE XII
                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

         The maximum number of shares as to which Options, SARs, Performance Shares and Stock Awards may be granted and the maximum number of shares that may be distributed as Deferred Stock Benefits; the terms of outstanding Stock Awards, Options, Performance Shares, Incentive Awards, and SARs and undistributed Deferred Stock Benefits; and the per individual limitations on the number of shares of Common Stock for which Options, SARs, Performance Shares, and Stock Awards may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (i) the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Committee necessitates such action. Any determination made under this Article XII by the Committee shall be final and conclusive.

         The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Performance Shares and Stock Awards may be granted or the maximum number of shares that may be distributed as Deferred Stock Benefits; the per individual limitations on the number of shares for which Options, SARs, Performance Shares and Stock Awards may be granted; or the terms of outstanding Stock Awards, Options, Performance Shares, Incentive Awards or SARs or undistributed Deferred Stock Benefits.

         The Committee may make Stock Awards and may grant Options, SARs, Performance Shares, and Incentive Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Stock Awards or Option, SAR, Performance Shares or Incentive Award grants shall be as the Committee, in its discretion, determines is appropriate.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

                                  ARTICLE XIII
                       COMPLIANCE WITH LAW AND APPROVAL OF
                                REGULATORY BODIES

         No Option or SAR shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate issued to evidence shares of Common Stock when a Stock Award is granted, a Performance Share is settled, a Deferred Stock Benefit is distributed or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Share shall be granted, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

                                   ARTICLE XIV
                               GENERAL PROVISIONS

14.01.   EFFECT ON EMPLOYMENT AND SERVICE

         Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

14.02.   UNFUNDED PLAN

         The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03.   RULES OF CONSTRUCTION

         Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

                                   ARTICLE XV
                                    AMENDMENT

         The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Stock Award, Performance Share Award, Option, SAR, or Incentive Award outstanding, or Deferred Stock Benefit that is undistributed, at the time such amendment is made.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

                                   ARTICLE XVI
                                DURATION OF PLAN

         No Stock Award, Performance Share Award, Option, SAR, or Incentive Award may be granted under this Plan after December 31, 2008. Stock Awards, Performance Share awards, Options, SARs, and Incentive Awards granted before that date, and Deferred Stock Benefits elected by a Participant before that date, shall remain valid in accordance with their terms.

                                EQUITY INNS, INC.
                            1994 STOCK INCENTIVE PLAN

                                  ARTICLE XVII
                             EFFECTIVE DATE OF PLAN

         Options, SARs, Stock Awards, Performance Shares and Incentive Awards may be granted under this Plan upon its adoption by the Board; provided that, unless amendments to this Plan presented to the Company's shareholders at the Company's 1999 annual meeting of shareholders are approved by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting at which a quorum is present, no Stock Award granted after December 31, 1999 shall be effective to the extent its grant would cause the maximum aggregate number of shares issuable as Stock Awards and in settlement of Performance Shares hereunder to exceed 350,000.

                                                                    Appendix B










                                EQUITY INNS, INC.

                          DIRECTORS' COMPENSATION PLAN

                                EQUITY INNS, INC.
                          DIRECTORS' COMPENSATION PLAN

                                    ARTICLE I

                                   DEFINITIONS

1.01.    ACQUIRING PERSON

         Acquiring Person means that a Person, considered alone or together with all Control Affiliates and Associates of that Person, is or becomes directly or indirectly the beneficial owner (as defined in Rule 13d-3 under the Exchange
Act) of securities representing at least twenty percent (20%) of (i) the Company's then outstanding securities entitled to vote generally in the election of the Board; or (ii) Services' then outstanding securities entitled to vote generally in the election of the board of directors of Services.

1.02.    AFFILIATE

         Affiliate means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company.

1.03.    AGREEMENT

         Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option granted to such Participant.

1.04.    ASSOCIATE

         Associate, with respect to any Person, is defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. An Associate does not include the Company or a majority-owned subsidiary of the Company.

1.05.    BOARD

         Board means the Board of Directors of the Company.

1.06.    CHANGE IN CONTROL

         Change in Control means (i) a Person is or becomes an Acquiring Person;
(ii) holders of the securities of the Company entitled to vote thereon approve any agreement with a Person (or, if such approval is not required by applicable law and is not solicited by the Company, the closing of such an agreement) that involves the transfer of at least fifty percent (50%) of the Company's total assets on a consolidated basis, as reported in the Company's consolidated financial statements filed with the Securities and Exchange Commission; (iii) holders of the securities of the Company entitled to vote thereon approve a transaction (or, if such approval is not required by applicable law and is not solicited by the Company, the closing of such a transaction) pursuant to which the Company will undergo a merger, consolidation, or statutory share exchange with a Person, regardless of whether the Company is intended to be the surviving or resulting entity after the merger, consolidation, or statutory share exchange, other than a transaction that results in the voting securities of the Company carrying the right to vote in elections of persons to the Board outstanding immediately prior to the closing of the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 66 2/3% (sixty-six and two-thirds percent) of the Company's voting securities carrying the right to vote in elections of persons to the Company's Board, or such securities of such surviving entity, outstanding immediately after the closing of such transaction; (iv) the Continuing Directors cease for any reason to constitute a majority of the Board; (v) holders of the securities of the Company entitled to vote thereon approve a plan of complete liquidation of the Company or an agreement for the sale or liquidation by the Company of substantially all of the Company's assets (or, if such approval is not required by applicable law and is not solicited by the Company, the commencement of actions constituting such a plan or the closing of such an agreement); or (vi) the Board adopts a resolution to the effect that, in its judgment, as a consequence of any one or more transactions or events or series of transactions or events, a Change in Control of Services or of the Company has effectively occurred. The Board shall be entitled to exercise its sole and absolute discretion in exercising its judgment and in the adoption of such resolution, whether or not any such transaction(s) or event(s) might be deemed, individually or collectively, to satisfy any of the criteria set forth in subparagraphs (i) through (v) above.

1.07.    CODE

         Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08.    COMMITTEE

         Committee means the committee appointed by the Board to administer the Plan.

1.09.    COMMON STOCK

         Common Stock means the common stock of the Company.

1.10.    COMPANY

         Company means Equity Inns, Inc.

1.11.    CONTINUING DIRECTOR

         Continuing Director means any member of the Board, while a member of the Board and (i) who was a member of the Board on March 1, 1999 or (ii) whose nomination for or election to the Board was recommended or approved by a majority of the Continuing Directors.

 1.12. CONTROL AFFILIATE

         Control Affiliate with respect to any Person, means an affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

1.13.    CONTROL CHANGE DATE

         Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the "Control Change Date" is the date of the last of such transactions.

1.14.    FAIR MARKET VALUE

         Fair Market Value means, on any given date, the reported "closing" price of a share of Common Stock in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. The preceding sentence to the contrary notwithstanding, if the Common Stock is listed upon an established stock exchange or exchanges, the Fair Market Value on any given date shall be the highest closing price of the Common Stock on such exchange or exchanges. If, on any given date, no share of Common Stock is traded on the New York over-the-counter market or on an established stock exchange, then Fair Market Value shall be determined with reference to the next preceding day that the Common Stock was so traded.

1.15.    MEETING FEES

         Meeting Fees means the cash compensation payable to the Participant based upon his or her attendance at Board meetings and meetings of committees of the Board.

1.16.    OPTION

         Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.17.    PARTICIPANT

         Participant means an individual who, on the applicable date of grant of an Option or Stock Award or the applicable Stock Purchase Election date under
Article VII, is a member of the Board and is not an employee of the Company or an Affiliate.

1.18.    PERSON

         Person means any human being, firm, corporation, partnership, or other entity. "Person" also includes any human being, firm, corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Exchange Act. The term "Person" does not include the Company, the Parent or any Related Entity, and the term Person does not include any employee-benefit plan maintained by the Company, Services, or any Related Entity, and any person or entity organized, appointed, or established by the Company, Services or any Related Entity for or pursuant to the terms of any such employee-benefit plan, unless the Board or Services' board or directors determines that such an employee-benefit plan or such person or entity is a "Person".

1.19.    PLAN

         Plan means the Equity Inns, Inc. Directors' Compensation Plan.

1.20.    RELATED ENTITY

         Related Entity means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of section 1563(a), 414(b) or 414(c) of the Internal Revenue Code of 1986, as amended.

1.21.    RETAINER FEES

         Retainer Fees means the cash compensation fixed and payable to the Participant by the Company without regard to attendance at meetings.

1.22.    SERVICES

         Services means Equity Inns Services, Inc.

1.23.    STOCK AWARD

         Stock Award means an award of Common Stock granted to a Participant under Article V.

1.24.    STOCK PURCHASE ELECTION

         Stock Purchase Election means a Participant's election to receive all or part of his or her Meeting Fees or Retainer Fees, or both, in the form of Common Stock in accordance with the Stock Purchase Program.

1.25.    STOCK PURCHASE ELECTION FORM

         Stock Purchase Election Form means a valid initial Stock Purchase Program election form or a modified Stock Purchase Program election form (in the forms approved by the Committee) properly completed and signed.

1.26.    STOCK PURCHASE PROGRAM

         Stock Purchase Program means the provisions of the Plan that allow Participants to acquire Common Stock with all or part of their Retainer Fees or Meeting Fees, or both.

                                   ARTICLE II

                                    PURPOSES

         The Plan is intended to promote a greater identity of interest between the non-employee directors of the Company and the Company's shareholders, and to assist the Company in attracting and retaining non-employee directors by affording Participants an opportunity to share in the future success of the Company and its Affiliates. The Plan is intended to permit the grant of Options and Stock Awards and to allow Participants to elect to receive their Retainer Fees and Meeting Fees in the form of Common Stock. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                   ARTICLE III

                                 ADMINISTRATION

         The Plan shall be administered by the Committee. The Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, or Stock Award. All expenses of administering this Plan shall be borne by the Company.

                                   ARTICLE IV

                                     OPTIONS

4.01.    GRANT OF OPTIONS

         (a) Subject to Section 4.07, each Participant shall be granted an Option for 1,000 shares of Common Stock at the first meeting of the Board following the annual meeting of the Company's shareholders at which this Plan is approved in accordance with Article XII. Thereafter during the term of this Plan, subject to Section 4.07, each Participant shall be granted an Option for 1,000 shares of Common Stock at the first meeting of the Board following each annual meeting of the Company's shareholders.

         (b) Subject to Section 4.07, each of Messrs. Thomas, Duepree, and McLeary shall be granted an Option for 5,000 shares of Common Stock on August 10, 1998; and Mr. Schultz shall be granted an Option for 5,000 shares of Common Stock on December 10, 1998.

         (c) All Options shall be evidenced by Agreements that shall be subject to the applicable provisions of this Plan and to such other provisions as the Committee may adopt.

4.02.    OPTION PRICE

         The price per share for Common Stock purchased on the exercise of an Option shall be the Fair Market Value on the date that the Option is granted.

4.03.    MAXIMUM OPTION PERIOD

         The maximum period during which an Option may be exercised shall be ten years from the date of grant. In the event of the Participant's death, the Option may be exercised, to the extent then exercisable under Section 4.04(a) or
(b), as applicable, by the Participant's estate or by such person or persons who succeed to the Participant's rights by will or the laws of descent and distribution following the Participant's death until the expiration of the Option period.

4.04.    EXERCISE

         (a) Subject to the provisions of Article VII, an Option granted under
Section 4.01(a) may be exercised in whole at any time or in part from time to time on and after the date of grant. An Option granted under Section 4.01(b) shall become exercisable for one-fifth of the shares subject to such Option on each of the first through fifth anniversaries of the date of grant if the Participant is a member of the Board on the applicable anniversary. Once an Option has become exercisable, it may be exercised whether or not a Participant is a member of the Board at such time or times of exercise. An Option may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

         (b) Notwithstanding the foregoing, a Participant's Option shall become exercisable in whole or in part upon the Participant's ceasing to serve on the Board due to death or disability. A Participant's Option shall become exercisable in whole or in part on a Control Change Date if the Participant is a member of the Board on the day before such date.

4.05.    PAYMENT OF OPTION PRICE

         Payment of the Option price shall be made in a single sum, in cash.

4.06.    SHAREHOLDER RIGHTS

         No Participant shall have any rights as a shareholder with respect to shares subject to his or her Option until the date of exercise of such Option.

4.07.    STOCK SUBJECT TO OPTIONS

         Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares from its previously authorized but unissued Common Stock. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options under this Plan is fifty thousand (50,000), subject to adjustment as provided in Article VI.

                                    ARTICLE V

                                  STOCK AWARDS

5.01.    AWARDS

         Each of Messrs. Thomas, Duepree, and McLeary shall be granted a Stock Award for 5,000 shares of Common Stock on August 10, 1998; and Mr. Schultz shall be granted a Stock Award for 5,000 shares of Common Stock on December 10, 1998. All Stock Awards shall be evidenced Agreements that shall be subject to the applicable provisions of this Plan and to such other provisions as the Committee may adopt.

5.02.    VESTING

         (a) Each Stock Award granted under Section 5.01 shall become transferable and nonforfeitable with respect to one thousand (1,000) shares of Common Stock as of the first Board meeting following the Company's 1999 annual meeting of shareholders, if the Participant is then a member of the Board, and shall become transferable and nonforfeitable with respect to an additional one thousand (1,000) shares of Common Stock on each of the first through fourth anniversaries of the date of grant, if the Participant is a member of the Board on the applicable anniversary.

         (b) Notwithstanding the foregoing, all shares subject to a Participant's Stock Award shall become transferable and nonforfeitable upon the Participant's ceasing to serve on the Board due to death or disability. All shares subject to a Participant's Stock Award shall become transferable and nonforfeitable on a Control Change Date if the Participant is a member of the Board on the day before such date.

5.03.    SHAREHOLDER RIGHTS

         Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares granted under the Stock Award are transferable and are no longer forfeitable.

 5.04.   STOCK SUBJECT TO AWARDS

         Upon the grant of Stock Awards in accordance with this Article V, the Company may issue Common Stock from its authorized but unissued Common Stock.

                                   ARTICLE VI

                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

         The number of shares for which Options and Stock Awards may be granted under Articles IV and V, the maximum aggregate number of shares that may be issued pursuant to the exercise of Options and the terms of outstanding Options, Stock Awards and Stock Purchase Elections and purchases shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which in the judgment of the Committee necessitates such action. Any determination made under this Article VI by the Committee shall be final and conclusive.

         The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Options or Stock Awards, Options or Stock Awards to be granted in the future, Stock Purchase Elections and purchases, or the maximum aggregate number of shares that may be issued pursuant to the exercise of Options or as Stock Awards.

                                   ARTICLE VII

                             STOCK PURCHASE PROGRAM

7.01.    COMMON STOCK PURCHASE

         A Participant may elect to receive all or part of his or her Retainer Fees or Meeting Fees, or both, in the form of Common Stock in lieu of receiving those fees in cash.

 7.02.   STOCK PURCHASE ELECTION

         Stock Purchase Elections will be effective with respect to fees earned and payable on and after the election date. If a Participant elects to take part or all of his or her fees in Common Stock, the value of the Common Stock will equal 125% of the amount of the fees otherwise payable to the Participant in cash, determined under Section 7.04. All Stock Purchase Elections must be approved by the Board prior to the date the fees subject to the election would otherwise be paid in cash. A Participant's election to take part or all of his or her Retainer Fees in

Common Stock must be made prior to the first month of the quarter for which cash fees would be payable absent the election. An election relating to a Retainer Fee shall be in integral multiples of twenty-five percent (25%) of the Retainer Fee. An election to take part or all the Meeting Fees for any meeting in Common Stock must be made prior to the first day of the month in which the applicable meeting is held. An election relating to Meeting Fees shall be in integral multiples of twenty-five percent (25%) of the Meeting Fees for a given meeting.

7.03.    STOCK PURCHASE MODIFICATION

         A Stock Purchase Election Form shall remain in effect for all future Retainer Fees and Meeting Fees until a new Stock Purchase Election is made by the Participant in accordance with Section 7.02. Subject to procedures adopted by the Committee not inconsistent with the Plan, a Participant is permitted to
(a) increase or decrease the fees that will be applied to purchase Common Stock and (b) cease purchases of Common Stock. Any such change will be effective (a) with respect to Meeting Fees for any meeting only if the change is made before the first day of the month in which the meeting is held, and (b) with respect to Retainer Fees, only if the change is made before the first day of the quarter for which such Retainer Fees are payable.

7.04.    COMMON STOCK ISSUANCE

         Common Stock purchased under this Article VII shall be issued as of the date that the Retainer Fees or Meeting Fees, or both, as applicable, would have been payable in cash but for the Participant's Stock Purchase Election. The number of shares issued will be determined by dividing 125% of the portion of fees otherwise payable in cash by the Fair Market Value of the Common Stock on the day preceding the date of payment. A fractional share of Common Stock shall not be issued but instead the Participant shall receive a cash payment of the Retainer Fees or Meeting Fees, as applicable, that cannot be applied to purchase a whole share. Upon the purchase of Common Stock pursuant to the Stock Purchase Program, the Company may issue Common Stock from its authorized but unissued Common Stock.

                                  ARTICLE VIII

                                 INDEMNIFICATION

         A Participant shall be entitled to a payment under this Article VIII if
(a) any benefit, payment, accelerated exercisability or vesting or other right under this Plan constitutes a "parachute payment" (as defined in Code Section 280G(b)(2)(A), but without regard to Code Section 280G(b)(2)(A)(ii)), with respect to such Participant and (b) the Participant incurs a liability under Code Section 4999. The amount payable to a Participant described in the preceding sentence shall be the amount required to indemnify the Participant and hold him harmless from the application of Code Sections 280G and 4999. To effect this indemnification, the Company must pay such Participant an amount sufficient to pay the excise tax imposed on Participant under Code Section 4999 with respect to benefits, payments, accelerated exercisability and vesting and other rights under this Plan and any other plan or agreement, and any income, self-employment, hospitalization, excise or other taxes attributable to the indemnification payment. The benefit payable under this Article VIII shall be paid not later than twenty days after the date (or extended filing date) on which the tax return reflecting liability for the Code section 4999 excise tax is required to be filed with the Internal Revenue Service.

                                   ARTICLE IX

              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

         No Option shall be exercisable, no Common Stock shall be issued and no certificates for shares of Common Stock shall be delivered, except in compliance with all applicable federal and state laws and regulations, any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate issued to evidence Common Stock for which an Option is exercised or subject to a Stock Award or that is acquired under the Stock Purchase Program may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Common Stock shall be issued and no certificate for shares shall be delivered until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                    ARTICLE X

                               GENERAL PROVISIONS

10.01.   EFFECT ON SERVICE

         Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any Participant any right to continue service as a member of the Board.

10.02.   UNFUNDED PLAN

         The Plan shall be unfunded and the Company shall not be required to segregate any asset that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company or its Affiliates.

10.03.   RULES OF CONSTRUCTION

         Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

10.04.   NONTRANSFERABILITY

         A Participant may not transfer or assign any rights he or she has under this Plan other than by will or the laws of descent and distribution. During the lifetime of the Participant to whom an Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant under this Plan shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

                                   ARTICLE XI

                            AMENDMENT AND TERMINATION

         The Board may amend or terminate this Plan at any time and from time to time. Neither an amendment nor the termination of this Plan shall, without a Participant's consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding or, subject to the last sentence of Article XII, Stock Purchase Election in effect at the time of such amendment or termination.

                                   ARTICLE XII

                                DURATION OF PLAN

         No Option or Stock Award may be granted under this Plan after the first meeting of the Board following the annual meeting of the Company's shareholders in 2008. Options and Stock Awards granted before that date shall remain valid in accordance with their terms. No Stock Purchase Election may be made with respect to Retainer Fees or Meeting Fees payable after the first meeting of the Board following the annual meeting of the Company's shareholders in 2008; provided, however, that the Board may sooner terminate the Stock Purchase Program.

                                  ARTICLE XIII

                             EFFECTIVE DATE OF PLAN

         Options and Stock Awards may be granted under this Plan upon its adoption by the Board, but no Option or Stock Award will be effective or exercisable and no Common Stock may be issued pursuant to a Stock Purchase Election unless the Plan is approved (at a duly held shareholders' meeting at which a quorum is present) by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, or by unanimous consent of the Company's shareholders. Notwithstanding the foregoing, no Options granted under Section 4.01(b) and no Stock Awards granted under Article V shall be exercisable or effective unless the amendments to the Plan presented to the Company's shareholders at the Company's 1999 annual meeting of shareholders are approved in the manner described in the preceding sentence.

                                                                      Appendix C



                                                     PRELIMINARY PROXY MATERIALS
                                                     ---------------------------

                                      PROXY

                                EQUITY INNS, INC.
             7700 WOLF RIVER BOULEVARD, GERMANTOWN, TENNESSEE 38138
                   ANNUAL MEETING OF SHAREHOLDERS--MAY 7, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints Phillip H. McNeill, Sr. and Donald H. Dempsey, or either of them, with full power of substitution in each, proxies (and if the undersigned is a proxy, substitute proxies) to vote all Common Stock of the undersigned in Equity Inns, Inc. at the Annual Meeting of Shareholders to be held at the Homewood Suites hotel, 7855 Wolf River Parkway, Germantown, Tennessee, on Friday, May 7, 1999 at 10:00 a.m. Central Time, and at any adjournments thereof, as specified below:

1.      ELECTION OF DIRECTORS ("PROPOSAL ONE")

        [  ] CLASS I -- TERM EXPIRING 2001--FOR BOTH NOMINEES LISTED BELOW

             (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR EITHER INDIVIDUAL
              NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST
              BELOW)

                               Raymond E. Schultz
                                Howard A. Silver

        [  ] WITHHOLD AUTHORITY TO VOTE FOR BOTH NOMINEES LISTED

                              --------------------

        [  ] CLASS II -- TERMS EXPIRING 2002--FOR BOTH NOMINEES LISTED BELOW

             (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR EITHER INDIVIDUAL
              NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST
              BELOW)

                              James A. Thomas, III
                             William W. Deupree, Jr.

        [  ] WITHHOLD AUTHORITY TO VOTE FOR BOTH NOMINEES LISTED

                              --------------------

        [  ] CLASS III -- TERMS EXPIRING 2000--FOR THE NOMINEE LISTED BELOW

                                Donald H. Dempsey

        [  ] WITHHOLD AUTHORITY TO VOTE FOR NOMINEE LISTED

2. PROPOSAL TO AMEND THE COMPANY'S 1994 STOCK INCENTIVE PLAN TO, AMONG OTHER THINGS, INCREASE THE NUMBER OF SHARES THAT MAY BE ISSUED THEREUNDER, REMOVE CERTAIN LIMITATIONS ON VESTING AND EXERCISABILITY OF AWARDS, AND REFLECT SECURITIES LAWS CHANGES ("PROPOSAL TWO")

              [  ]   FOR          [  ]   AGAINST           [  ]   ABSTAIN

3. PROPOSAL TO AMEND THE COMPANY'S NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN TO, AMONG OTHER THINGS, ADD NEW OPTION AND STOCK AWARDS, REFLECT SECURITIES LAWS CHANGES, AND PROVIDE ACCELERATED VESTING AND EXERCISABILITY OF AWARDS IN CERTAIN CIRCUMSTANCES ("PROPOSAL THREE")

              [  ]   FOR          [  ]   AGAINST           [  ]   ABSTAIN


         In their discretion, the proxies (and if the undersigned is a proxy, any substitute proxies) are authorized to vote upon such other business as may properly come before the meeting.

              [Please sign and date on reverse side of this proxy.]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE.


                                   Dated:                       , 1999
                                         -----------------------

                                   Please sign name exactly as it
                                   appears on the left. When shares
                                   are held by joint tenants, both
                                   should sign. When signing as
                                   attorney, as executor,
                                   administrator, trustee or
                                   guardian, please give full title
                                   as such. If a corporation, please
                                   sign in full corporate name by
                                   President or other authorized
                                   officer. If a partnership, please
                                   sign in partnership name by
                                   authorized person.


                                   -------------------------------------
                                   Signature

                                   ------------------------------------
                                   Title



                       PLEASE MARK, SIGN, DATE AND RETURN
                       THIS PROXY CARD PROMPTLY, USING THE
                               ENCLOSED ENVELOPE.